UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2015

Date of reporting period:  September 30, 2015

Item 1. Reports to Stockholders.

Annual	SHENKMAN FLOATING RATE
Report	HIGH INCOME FUND
September 30, 2015	SHENKMAN SHORT DURATION
HIGH INCOME FUND

Each a series of Advisors Series Trust (the “Trust”)

	SHENKMAN	Institutional
	FLOATING RATE	Class
	HIGH INCOME FUND	(SFHIX)

	SHENKMAN				Institutional
	SHORT DURATION	Class A	Class C	Class F	Class
	HIGH INCOME FUND	(SCFAX)	(SCFCX)	(SCFFX)	(SCFIX)

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-855-SHENKMAN (1-855-743-6562)

SHENKMAN FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER
September 30, 2015

Dear Shareholder,

The Fund seeks to generate high current income through active selection of investments in the leveraged loan universe. For liquidity purposes, the Fund targets an allocation of 15% of assets in cash and shorter duration bonds. As of September 30, 2015, 83% of the Fund’s assets were invested in bank loans, 13% in high yield bonds, and 3% in cash.

The Fund had a net return of 0.66% for its first fiscal period from October 15, 2014, through September 30, 2015 compared to its benchmark, the S&P/LSTA B- & Above Leveraged Loan Index, which returned 2.23%. During the first half of 2015, the Fund returned 2.68%. However, with the heightened volatility more recently, the third quarter of 2015 proved to be challenging. For example, the S&P/LSTA Leveraged Loan Index returned -0.70% in August 2015 and -0.65% in September 2015, and the Fund performed similarly, with net returns of -0.87% and -0.86% in August and September, respectively.

As described above, loans outperformed high yield during the past 12 months, thus, the Fund’s high yield investments detracted from overall performance during that time. The bank loans within the Fund returned +1.57% from October 15, 2014, through September 30, 2015. Within bank loans from a sector standpoint, the Utilities and Ecological Services sectors drove positive performance, while Oil & Gas and Forest Products detracted from returns. The Fund’s three largest industry sectors included Business Equipment & Services, Retailers, and Cable & Satellite. As of September 30, 2015, the Fund’s average price was $95.17 with a yield of 6.43%.  The Fund remains well-diversified, with investments in 173 issuers across 31 industries.

Since the launch of the Shenkman Floating Rate High Income Fund (the “Fund”) on October 15, 2014, the loan market has outperformed other credit asset classes including high yield bonds, investment grade bonds, and emerging market credit. However, like most credit and equity markets globally, loans have experienced heightened volatility as a result of the global decline of commodity prices, increased geopolitical uncertainty, currency volatility, and deflation fears, which triggered a broad market selloff. Leveraged loans have traditionally held up well in downturns versus other asset classes because of their seniority in the capital structure, secured lien on a company’s assets, and floating rate nature.

Total Return (October 15, 2014 to September 30, 2015)

S&P/LSTA Leverage	High Yield	Investment Grade	Emerging Markets
Loan Index	Index (H0A0)	Index (C0A0)	Index (EMHB)
+1.14%	-2.52%	-0.69%	-3.61%

Source: Bloomberg, S&P/LSTA, BAML

SHENKMAN FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2015

Market Commentary – Since Inception

From October 15, 2014, through September, 2015, the LSTA/S&P Leveraged Loan Index (“the Index”) posted a return of 1.14%. The loan market was characterized by a clear bifurcation of risk. That is, most of the market held up very well while risk and volatility were concentrated in certain portions of the market, mostly lower credit quality and commodity-related sectors. The stratification of performance by rating demonstrates this market phenomenon as higher-rated credits significantly outperformed. Loans rated CCC and below returned -12.85%, while Single-Bs and Double-Bs gained 1.85% and 4.22%, respectively.

Further evidence of this market bifurcation is sector level returns for the one-year ended September 30, 2015. Of the 37 sectors in the Index, only five sectors had a negative return; not surprisingly, commodity-related sectors suffered the worst during the past year. Oil & Gas has been particularly volatile since the Fund’s launch. With the unanticipated drop of oil in late 2014, the Oil & Gas sector returned -23.42% for the one-year ended September 2015, which was the worst performing sector. Metals/Mining was the next worst performer, with a return of 17.69%. Conversely, Cosmetics/Toiletries and Food/Drug Retailers performed the best with gains of 5.84% and 5.74%, respectively.

New institutional loan volume totaled $250.5 billion for the 12 months ended September 30, 20151. This figure compares to $422.5 billion in the equivalent period a year earlier. The pace of new supply reflected the volatility of the overall market as volume was strong at the beginning of the year and slowed dramatically by late summer. Mergers and Acquisitions (“M&A”) have proven to be a major driver of the primary loan market. For the 12 months ended September 30, 2015, $78.3 billion of acquisition-related paper came to market, representing over 31% of all new issues1. Some of the larger deals include Dollar Tree, Inc. ($4.0 billion, January 2015), Charter Communications ($3.8 billion, July 2015), and Cablevision ($3.8 billion, September 2015). Leveraged buyout “LBO”-related loans also represented a large portion of the primary market in the last 12 months with $66.4 billion of issuance or 27%. The largest transaction during the period, PetSmart, which had $4.3 billion of new institutional money and came in February 2015, was used to fund a LBO.

Refinancing activity slowed markedly over the last 12 months. Since the inception of the Fund, new loans used to refinance older debt totaled $49.2 billion or 19.6% of all new institutional tranches1. This compares with over 31% of all new issues for the same period a year earlier.

Despite the lower refinancing activity for new issues, loan repayments continued at a healthy pace. For the trailing 12-month period ended September 30, 2015, $172.7 billion of loans were repaid, marginally below the $188 billion during all of 2014. This equates to a repayment rate of 22%1.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2015

With the slowdown in new issuance and the relatively steady pace of repayments, the total par amount outstanding only grew $14 billion during the first nine month of 2015. As of September 30, 2015, the loan market totaled $844 billion from $830 at the beginning of the year. Again, despite some relatively strong months for the primary market earlier this year, new issue volume declined significantly from the prior year. In our view, heightened regulatory oversight has begun to constrain supply. In short, the Office of the Controller of the Currency (OCC) and Fed have been pushing for stricter guidelines for levered loans, specifically targeting deals with leverage greater than 6.0x.

Demand in the loan market has slowed in the past 12 months. New formations of collateralized loan obligations (“CLO”) slowed to $78.3 billion for the one-year period ended September 30, 2015. This volume represents a 16% decline from the same period a year earlier as CLO liabilities have widened in the recent past. Nonetheless, CLOs remain the largest buyers of new issue loans. Over 60% of all new issue institutional loans are sold to a CLO1. We expect CLO underwriting may slow in the near term as heightened government oversight squeeze equity returns for investors. However, we believe this dynamic can favor established CLO managers like Shenkman Capital.

Additionally, investors have withdrawn $26.7 billion from retail loan mutual funds, with just over half of those redemptions occurring during 4Q142. The rate of outflows has decelerated in late spring, but picked up again in conjunction with the increased volatility in the loan market in the late summer. The continued migration of retail dollars away from the loan market may stem from increasingly “dovish” commentary from the Federal Reserve. Even if there in a rate hike or two in the immediate-term, investors appear to be betting the rate environment will still be relatively benign for the time being.

Despite the increased market volatility in the recent past, the default environment has thus far remained relatively benign. According to Credit Suisse, only 15 companies have defaulted on $12.3 billion in the 12-month period ended September 30, 2015, bringing the last twelve month default rate to just 1.33%, down significantly from the 3.03% in September 2014. Moreover, the two largest companies in that default rate are Education Management ($1.1 billion) and Caesars Entertainment ($5.4 billion) which defaulted in November 2014 and January 2015, respectively. The two names account for over 0.60% of the default rate and both roll off in the next few months, potentially lowering the near-term default rate. Nonetheless, we expect an increased number of defaults from commodity-related sectors, especially energy, in the coming months.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2015
Outlook

On a macro front, the market reacted to continued concerns over global growth, uncertainty around the U.S. Federal Reserve Board (“Federal Reserve”) and its message, ongoing trepidation regarding commodity related industries, and new sector-specific issues. Questions remain over when and if the Federal Reserve will raise rates, but in the meantime there was some positive news recently, including continued job growth, averaging roughly 200,000 per month this year according to the Bureau of Labor Statistics. Data conditions seem to be relatively supportive of a near-term hike in the Federal Reserve Funds Rate despite concerns over global economic growth, particularly in China. Regardless, our view is that any hike should not be disruptive to the leveraged finance markets, the economy does not derail, and inflation remains muted.

The market certainly experienced a turbulent few months, and we expect the market to continue to exhibit heightened volatility as it continues to differentiate between better quality credits and credits with idiosyncratic or sector-related risks. However, the market has historically exhibited some strength at year-end going into the next year. Therefore, we remain constructive on the overall market while seeking to remain conservatively positioned.

Thank you again for your continued support and trust in our strategy.  We look forward to growing with you.

Notes:

1.  Data sourced from S&P LCD
2.  Data sourced from Lipper

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. There can be no assurance that the Fund will achieve its stated objective. In addition to the normal risks associated with investing, bonds and bank loans, and the funds that invest in them are subject to interest rate risk and can be expected to decline in value as interest rates rise. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be

SHENKMAN FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2015

closed when most advantageous. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

Investments in CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest payments and that the quality of the collateral may decline in value or default.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Credit quality weights by rating are derived from the highest bond rating as determined by S&P, Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s or Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

The S&P/LSTA Leveraged Loan Index is a daily total return index that tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the S&P/LSTA Leveraged Loan Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. It is not indicative of the investment strategies employed by Shenkman Capital and may contain different facilities than the facilities in the Shenkman Capital Bank Loan Composite.

The S&P/LSTA B- & Above Leveraged Loan Index consists of all securities in the S&P/LSTA Leveraged Loan Index that have a B- and above S&P rating.

You cannot invest directly in an index.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Current Yield is the annual income (interest or dividends) divided by the current price of the security. This measure looks at the current price of a bond instead of its face value and represents the return an investor would expect if he or she purchased the bond and held it for a year. This measure is not an accurate reflection of the actual return that an investor will receive in all cases because bond and stock prices are constantly changing due to market factors.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2015

Yield is defined as the income return on an investment. This refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.

Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please refer to the Schedule of Investments for a complete list of fund holdings.

Must be preceded or accompanied by a prospectus.

The Shenkman Floating Rate High Income Fund is distributed by Quasar Distributors, LLC, which is not affiliated with Shenkman Capital Management, Inc.

The BofA Merrill Lynch High Yield Emerging Markets Corporate Plus Index (EMHB).  The BofA Merrill Lynch High Yield Emerging Markets Corporate Plus Index is a subset of The BofA Merrill Lynch Emerging Markets Corporate Plus Index including all securities rated BB1 or lower.

The BofA Merrill Lynch US High Yield Index (H0A0) tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

The BofA Merrill Lynch US Corporate Index (C0A0) tracks the performance of U.S. dollar denominated investment grade corporate debt publicly issued in the U.S. domestic market.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER
September 30, 2015

Dear Shareholder,

The Shenkman Short Duration High Income Fund (the “Fund”) continued to seek a high level of current income by focusing on investments within the non-investment grade universe believed to be high quality yet short duration.  Notably, the Fund’s more conservative positioning contributed to positive performance for the period with only one down quarter, whereas the broader high yield market saw declines for the period while posting three negative quarters.  The Fund’s Institutional Class (SCFIX) returned 1.60% for the fiscal year from September 30, 2014 through September 30, 2015, and ended the year with a duration-to-worst of 1.3 years.  The Fund’s Class A shares returned -1.77% (with maximum sales load imposed on purchases of 3.00%) and 1.25% (without sales load) and the Class F shares returned 1.41%.  Additionally, the Class C shares returned-0.53% (with maximum deferred sales load of 1.00%) and 0.45% (without sales load).  The Fund’s benchmark returned 2.26% for the same one year period.

The Fund’s sector positioning is largely a function of its focus on bottom-up, individual security selection and fundamental analysis as opposed to top-down, sector driven allocations.  That said, Healthcare remained the Fund’s largest exposure while Support-Services increased to be the second largest.  Those sectors were also the two largest contributors to returns with above average returns for the period.  Conversely, Oil & Gas and Utilities: Gas exposures were reduced through a combination of sales and corporate actions.  Oil & Gas and Aerospace/Defense were the two largest detractors to performance.  In particular, the Oil & Gas sector faced continued pressure throughout the period as oil prices sank below $40 for the first time since 2009.  The Fund’s exposure to bank loans, which ended the period at 11.93%, was a contributor to performance as bank loan returns outpaced short duration for the period.  As of September 30, 2015, the Fund’s average price was $101.54 with a current yield of 6.51% and a yield-to-worst of 5.17%.  As diversification remains a key factor in helping to mitigate risk, the portfolio was well-diversified, with investments in 161 issuers across 33 industries as of September 30, 2015.

Like most credit and equity markets globally, the high yield bond market experienced heightened volatility as a result of the global decline of commodity prices, increased geopolitical uncertainty, currency volatility, and deflation fears triggered a selloff that spread broadly across the market.  The higher risk CCC-rated securities led the decline with the weakest performance as investors’ risk aversion was a clear theme across both debt and equity markets.  With the high yield market having posted three negative quarters within the fiscal year, high yield returns trailed that of equities, treasuries and investment grade corporates for the fiscal year period.  The BofA Merrill Lynch U.S. High Yield Index (H0A0) declined 3.57% in sympathy with the S&P 500 Index which returned -0.62%.  Higher quality fixed income posted gains

SHENKMAN SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2015

during the period with the 10-year Treasury rallying 6.03% while the BofA Merrill Lynch Corporate Index (C0A0) returned 1.36%.  The higher quality shorter duration segment proved significantly more defensive as the Fund’s benchmark, the BofA Merrill Lynch 0-2 Year Duration BB-B U.S. High Yield Constrained Index (H42C) posted a positive return of 2.26% while also outpacing short duration U.S. Treasuries, represented by the BofA Merrill Lynch 0-3 Year U.S. Treasury Index (G1QA), which posted a gain of 0.85%.

Market Commentary

The high yield market experienced elevated volatility in the fourth quarter of 2014, driven by a sharp decline in oil prices, wobbly equity markets, intensifying disinflationary pressures, and mutual fund outflows.  High yield declined by 1.06% in the final three months of 2014, according to the BofA Merrill Lynch U.S. High Yield Index, with lower quality credits bearing the brunt of the deterioration.  Triple-C and single-B rated credits fell by 4.75% and 1.68%, respectively, while double-Bs added 0.75%, driven primarily by a “flight-to-safety” and  a sizable rally in the 10-year treasury.  High yield, however, showed some signs of stability starting in mid-December, with the asset class improving as equity markets achieved record highs and the U.S Federal Reserve Board (“Federal Reserve”) released a dovish policy statement, which signaled that it would be “patient” in beginning to normalize monetary policy.  The significant volatility caused a slowdown of the primary market, with new issuance totaling just $69.8 billion, below the average quarterly volume of $93.5 billion over the last three years.  The trend for the new issue use of proceeds continues to shift from refinancing activity towards acquisition financing.  Meanwhile, $1.3 billion flowed out of high yield mutual funds, a dynamic that further exacerbated volatility (source JPM).

As we entered 2015, the high yield market exhibited signs of strength in the first five months of 2015 as expectations that the Federal Reserve would delay a rate hike increased, treasury yields remained low, the European Central Bank engaged in an aggressive round of bond purchases, and oil prices rebounded to their highest level since mid-December.  However, the asset class turned lower in the June-to-September, 2015 period driven by accumulating negative headlines across the entire commodity complex, a highly volatile equity market, Chinese growth concerns, and investor confusion about the Federal Reserve’s ultimate strategy in raising interest rates. For the year-to-date period through September 30, 2015, the BofA Merrill Lynch U.S. High Yield Index generated a loss of 2.53%. Given the generally risk-off attitude on the part of investors, triple-C-rated credits sustained the largest loss, falling 7.14%. Meanwhile, single-B’s and double-B’s performed meaningfully better, slumping 2.67% and 0.93%, respectively.  The returns for the higher quality short duration segment of the high yield market proved more defensive than broader high yield given the shorter tenor and higher ratings mix.  For the year-to-date period ended September 30, 2015, the BofA Merrill Lynch

SHENKMAN SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2015

0-2 Year Duration BB-B High Yield Constrained Index (H42C) posted an increase of 1.61%, significantly outpacing the broader high yield market as well as leveraged loans where the S&P LSTA Leveraged Loan Index returned 0.92%.  Primary volume through year-to-date September 30, 2015, fell by 12% on a year-over-year basis as elevated market volatility, overall spread widening, and a paucity of energy new issuance kept many refinancings out of the market.  Whereas refinancing represented 55-60% of the new issue market over the past several years, mergers and acquisitions (“M&A”) transactions now represent the majority of the new issuance.  For example, more than half of September’s new supply (a $6.6 billion deal for Frontier Communications’ Corporations’ acquisition of Verizon wireline assets and a $4.8 billion transaction for Altice’s acquisition of Cablevision) was for M&A purposes. The yield-to-worst, spread-to-worst, and average market price ended September at 8.08%, +665 basis points, and $92.23, respectively, approximately 150 basis points higher than December 2014’s closing levels and at its widest levels in more than three years.  With respect to fund flows, Lipper reported an outflow of $6.7 billion from high yield mutual funds. Lastly, according to Credit Suisse, high yield experienced 43 defaults in the amount of $34.95 billion for the year-to-date period, leaving the trailing default rate at 2.44.  It’s also worth noting that approximately 74% of year-to-date defaults came from the Energy and Metals/Mining sectors.

Outlook

On a macro front, the market reacted to continued concerns over global growth, uncertainty around the Federal Reserve and its message, ongoing trepidation regarding commodity related industries, and new sector-specific issues. Questions remain over when and if the Federal Reserve will raise rates, but in the meantime there was some positive news recently, including continued job growth, averaging roughly 200,000 per month this year. Data conditions seem to be relatively supportive of a near-term hike in the Federal Reserve Funds Rate despite concerns over global economic growth, particularly in China. Regardless, our view is that any hike should not be disruptive to the leveraged finance markets, the economy does not derail, and inflation remains muted.

The market certainly experienced a turbulent few months, and we expect the market to continue to exhibit heightened volatility as it continues to differentiate between better quality credits and credits with idiosyncratic or sector-related risks.  However, the market has historically exhibited some strength at year-end going into the next year. Therefore, we remain constructive on the overall market while seeking to remaining conservatively positioned and believe the shorter duration segment of the high yield market remains an appealing area to capture attractive risk-adjusted returns.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2015

Thank you again for your continued support and trust in our strategy.  We look forward to growing with you.

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. There can be no assurance that the Fund will achieve its stated objective. In addition to the normal risks associated with investing, bonds and bank loans, and the funds that invest in them are subject to interest rate risk and can be expected to decline in value as interest rates rise. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

The BofA Merrill Lynch U.S. High Yield Index (H0A0) has an inception date of August 31, 1986 and tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.  The BofA Merrill Lynch High Yield Indices are unmanaged, not available for direct investment, and do not reflect deductions for fees or expenses.

The BofA Merrill Lynch U.S. Corporate Index (C0A0) has an inception date of December 31, 1972 and tracks the performance of U.S. dollar-denominated investment grade corporate public debt issued in the U.S. domestic bond market.

The BofAML 0-2 Year Duration BB-B U.S. HY Constrained Index (H42C) consists of all securities in the BofA Merrill Lynch BB-B U.S. High Yield Index (HUC4) that have a duration-to-worst of 2 years or less.

The BofA Merrill Lynch 0-3 Year US Treasury Index (G1QA) tracks the performance of US dollar denominated sovereign debt publicly issued by the US government in its domestic market with maturities less than three years.

The S&P 500, or the Standard & Poor’s 500, is an American stock market index based on the market capitalizations of 500 large companies having

SHENKMAN SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2015

common stock listed on the NYSE or NASDAQ. The S&P 500 index components and their weightings are determined by S&P Dow Jones Indices.

The S&P/LSTA Leveraged Loan Index is a daily total return index that tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the S&P/LSTA Leveraged Loan Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. It is not indicative of the investment strategies employed by Shenkman Capital and may contain different facilities than the facilities in the Shenkman Floating Rate High Income Fund.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Duration-to-worst is the duration of a bond computed using either the final maturity date, or a call date within the bond’s call schedule, whichever would result in the lowest yield to the investor.

Yield-to-worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting.

Spread-to-worst is a bond’s yield-to-worst minus the yield-to-worst on a similar duration Treasury.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please refer to the Schedule of Investments for a complete list of fund holdings.

Must be preceded or accompanied by a prospectus.

Diversification does not assure a profit nor protect against loss in a declining market.

You cannot invest directly in an index.

The credit rating is a financial indicator to potential investors of debt securities such as bonds. These are assigned by credit rating agencies such as Moody’s and Standard & Poor’s to have letter designations (such as AAA, B, CC) which represent the quality of a bond. Moody’s assigns bond credit ratings of Aaa, Aa, A, Baa, Ba, B, Caa, Ca, C, with WR and NR as withdrawn and not rated.[3] Standard & Poor’s assigns bond credit ratings of AAA, AA, A, BBB, BB, B, CCC, CC, C, D.

The Shenkman Short Duration High Income Fund is distributed by Quasar Distributors, LLC.

SHENKMAN FLOATING RATE HIGH INCOME FUND

Comparison of the change in value of a hypothetical $1,000,000 investment in the Shenkman Floating Rate High Income Fund – Institutional Class vs the S&P/LSTA B- & Above Leveraged Loan Index

Total Return Period ended September 30, 2015

Since Inception
10/15/2014
Institutional Class	0.66%
S&P/LSTA Leveraged Loan Index	1.14%
S&P/LSTA B- & Above Leveraged Loan Index	2.23%

Total Annual Fund Operating Expenses: 0.72% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-743-6562

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P/LSTA Leveraged Loan Index is a daily total return index that tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the S&P/LSTA Leveraged Loan Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. It is not indicative of the investment strategies employed by Shenkman Capital and may contain different facilities than the facilities in the Shenkman Capital Bank Loan Composite.

The S&P/LSTA B- & Above Leveraged Loan Index consists of all securities in the S&P/LSTA Leveraged Loan Index that have a B- and above S&P rating.

SHENKMAN SHORT DURATION HIGH INCOME FUND

Comparison of the change in value of a hypothetical $1,000,000 investment in the Shenkman Short Duration High Income Fund – Institutional Class vs the BofA Merrill Lynch 0-3 US Treasury Index and the BofA Merrill Lynch 0-2 Year Duration BB-B U.S. High Yield Constrained Index

Total Return Period ended September 30, 2015

		Since Inception
	One Year	10/31/2012	5/17/2013	1/28/2014
Class A (without sales load)	1.25%	2.73%	—	—
Class A (with sales load)	-1.77%	1.66%	—	—
Class C (without
deferred sales load)	0.45%	—	—	0.50%
Class C (with
deferred sales load)	-0.53%	—	—	0.50%
Class F	1.41%	—	2.27%	—
Institutional Class	1.60%	3.06%	—	—
BofA Merrill Lynch 0-3 Year
US Treasury Index	0.85%	0.55%	0.57%	0.67%
BofA Merrill Lynch 0-2 Year
Duration BB-B U.S. High
Yield Constrained Index	2.26%	3.63%	2.76%	2.18%

Total Annual Fund Operating Expenses: 1.36% (Class A), 2.13% (Class C), 1.12 (Class F), 1.04% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-743-6562

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. Class A shares may be subject to a 3.00% sales load. Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1% applies to certain redemptions made

SHENKMAN SHORT DURATION HIGH INCOME FUND

within thirty calendar days.  Class C shares may be subject to a CDSC of 1.00% on redemptions held for twelve months or less after purchase. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The BofA Merrill Lynch 0-3 Year US Treasury Index (G1QA) tracks the performance of US dollar denominated sovereign debt publicly issued by the US government in its domestic market with maturities less than three years.

The BofA Merrill Lynch 0-2 Year Duration BB-B U.S. HY Constrained Index (H42C) consists of all securities in the BofA Merrill Lynch BB-B U.S. High Yield Index (HUC4) that have a duration-to-worst of 2 years or less. The HUC4 index is a subset of the BofA Merrill Lynch U.S. High Yield Index (H0A0) that includes all securities in the H0A0 rated BB1 through B3, inclusive. The HUC4 index is unmanaged, not available for direct investment and does not reflect deductions for fees or expenses.

SHENKMAN FUNDS

EXPENSE EXAMPLE
September 30, 2015 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs including sales charges (loads), if applicable; redemption fees, if applicable; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from April 1, 2015 to September 30, 2015.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is

SHENKMAN FUNDS

EXPENSE EXAMPLE – Continued
September 30, 2015 (Unaudited)

useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
Shenkman Floating Rate High Income Fund
Actual
Institutional Class	$1,000.00	$ 988.30	$2.69

Hypothetical (5% return
before expenses)
Institutional Class	$1,000.00	$1,022.36	$2.74

(1)
Shenkman Floating Rate High Income Fund expenses are equal to the Funds’ annualized expense ratio of 0.54%, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the six-month period of operation). The Fund’s ending account values in the table are based on its six-month total return of (1.17)% as of September 30, 2015.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(2)
Shenkman Short Duration High Income Fund
Actual
Class A	$1,000.00	$ 993.70	$5.00
Class C	$1,000.00	$ 989.20	$8.73
Class F	$1,000.00	$ 993.80	$3.75
Institutional Class	$1,000.00	$ 994.30	$3.25

Hypothetical (5% return
before expenses)
Class A	$1,000.00	$1,020.05	$5.06
Class C	$1,000.00	$1,016.29	$8.85
Class F	$1,000.00	$1,021.31	$3.80
Institutional Class	$1,000.00	$1,021.81	$3.29

(2)
Shenkman Short Duration High Income Fund Class A, Class C, Class F, and Institutional Class expenses are equal to the fund shares’ annualized expense ratio of 1.00%, 1.75%, 0.75% and 0.65%, respectively, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the six-month period of operation). The Fund’s ending account values in the table are based on its six-month total return of (0.63)% for Class A, (1.08)% for Class C, (0.62)% for Class F, and (0.57)% for the Institutional Class as of September 30, 2015.

SHENKMAN FLOATING RATE HIGH INCOME FUND

PORTFOLIO ALLOCATION
September 30, 2015 (Unaudited)

TOP TEN HOLDINGS	% Net Assets
Patheon, Inc. 4.25%, 03/11/2021	1.04%
BJ's Warehouse Club, Inc. 4.50%, 09/26/2019	1.01%
Dell International, LLC 4.00%, 04/29/2020	1.00%
Amaya B.V. 5.00%, 08/02/2021	1.00%
Brickman Group Ltd., LLC 4.00%, 12/18/2020	0.99%
Sprint Communications, Inc. 9.00%, 11/15/2018	0.94%
CIT Group, Inc. 6.625%, 04/01/2018	0.94%
NRG Energy, Inc. 7.625%, 01/15/2018	0.93%
Pinnacle Entertainment, Inc. 7.50%, 04/15/2021	0.93%
Cablevision Systems Corp. 8.625%, 09/15/2017	0.92%

The portfolio's holdings and allocations are subject to change, and exclude short term investments. The percentages are of total net assets as of September 30, 2015.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS
September 30, 2015

	Principal	Fair
	Amount	Value

BANK LOANS – 82.61%

Aerospace & Defense – 2.13%
B/E Aerospace, Inc.,
4.00%, 12/16/2021 (a)	$1,877,732	$1,883,309
CPI International, Inc.,
4.25%, 11/17/2017 (a)	1,215,075	1,205,962
Sequa Corp., 5.25%, 06/19/2017 (a)	2,626,108	2,205,931
TransDigm Group, Inc.,
3.75%, 06/04/2021 (a)	493,750	488,504
TransDigm, Inc., 3.50%, 05/13/2022 (a)	253,653	250,271
		6,033,977
Automotive – 2.27%
Affinia Group, Inc., 5.75%, 04/27/2020 (a)	795,421	795,421
Camping World, 5.25%, 02/20/2020 (a)	1,387,987	1,390,305
Federal-Mogul Corp.,
4.75%, 04/15/2021 (a)	698,059	664,322
MPG Holdco I, Inc.,
3.75%, 10/20/2021 (a)	850,388	847,110
Navistar, Inc., 6.50%, 08/07/2020 (a)	875,000	856,769
Tower Automotive Holdings USA, LLC,
4.00%, 04/23/2020 (a)	975,606	958,533
Velocity Pooling Vehicle,
5.00%, 05/14/2021 (a)(d)	1,148,961	901,935
		6,414,395
Beverage & Food – 0.57%
AdvancePierre Foods, Inc,.
5.75%, 07/10/2017 (a)	604,360	605,119
Dole Food Co., Inc.,
4.519%, 11/01/2018 (a)	874,069	873,414
Performance Food Group, Inc.,
6.25%, 11/14/2019 (a)	122,188	122,594
		1,601,127
Building Materials – 2.10%
Beacon Roofing Supply, Inc.,
4.00%, 09/23/2022 (a)(d)	1,250,000	1,249,475
CPG International, Inc.,
4.75%, 09/30/2020 (a)	1,576,407	1,561,960

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2015

	Principal	Fair
	Amount	Value

BANK LOANS – 82.61% – Continued

Building Materials – 2.10% – Continued
HD Supply, Inc., 3.75%, 08/13/2021 (a)	$710,000	$708,048
Headwaters, Inc., 4.50%, 03/24/2022 (a)	1,895,250	1,902,357
Quikrete Holdings, Inc.,
4.00%, 09/28/2020 (a)	519,940	517,990
		5,939,830
Chemicals – 4.97%
Chemours Co., 3.75%, 05/12/2022 (a)	698,250	614,244
ColourOz MidCo S.à.r.l.,
Term Loan B2
4.50%, 09/07/2021 (a)	1,178,997	1,165,733
Term Loan C
4.50%, 09/07/2021 (a)	194,902	192,709
Ennis-Flint,
4.25%, 03/31/2021 (a)	911,306	895,359
7.75%, 09/30/2021 (a)	1,016,789	953,240
Ineos US Finance, LLC,
4.25%, 03/31/2022 (a)	397,999	387,428
Kronos Worldwide, Inc.,
4.00%, 02/18/2020 (a)	1,215,075	1,101,666
MacDermid, Inc.,
4.75%, 06/05/2020 (a)	1,439,125	1,404,046
4.50%, 06/05/2020 (a)	602,912	585,828
Nexeo Solutions, LLC,
5.00%, 09/08/2017 (a)	1,488,491	1,427,092
Orica Chemicals,
7.25%, 02/26/2022 (a)	719,816	719,816
Orion Engineered Carbons,
5.00%, 07/23/2021 (a)	396,000	397,156
Oxea Finance & CY S.C.A.,
8.25%, 07/15/2020 (a)	456,789	431,666
Polymer Group, Inc.,
5.25%, 12/19/2019 (a)	2,433,933	2,436,222
Solenis International, LP,
4.25%, 07/31/2021 (a)	610,622	603,944
7.75%, 07/29/2022 (a)	750,184	717,990
		14,034,139

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2015

	Principal	Fair
	Amount	Value

BANK LOANS – 82.61% – Continued

Consumer Products – 1.47%
1-800 Contacts, 4.25%, 01/29/2021 (a)	$490,017	$489,100
Atrium Innovations, Inc.,
4.25%, 02/16/2021 (a)	607,538	575,642
Energizer Holdings, Inc.,
2.75%, 06/30/2022 (a)	1,122,188	1,124,280
KIK Custom Products, Inc.,
6.00%, 08/26/2022 (a)	1,800,000	1,767,007
Prestige Brands, Inc.,
3.509%, 09/03/2021 (a)	203,842	204,023
		4,160,052
Environmental – 2.09%
ADS Waste Holdings, Inc.,
3.75%, 10/09/2019 (a)	2,579,345	2,547,102
Waste Industries USA, Inc.,
4.25%, 02/02/2022 (a)	1,990,000	2,001,184
Wheelabrator Technologies,
Term Loan B
5.00%, 12/17/2021 (a)	1,221,954	1,199,550
Term Loan C
5.00%, 12/17/2021 (a)	54,094	53,103
Term Loan 2L
8.25%, 12/19/2022 (a)	100,000	93,375
		5,894,314
Finance – Insurance – 1.93%
Acrisure, LLC, 5.25%, 05/19/2022 (a)	1,496,250	1,455,103
AssuredPartners Capital, Inc.,
5.00%, 04/02/2021 (a)	1,435,945	1,436,843
Hub International Ltd.,
4.00%, 10/02/2020 (a)	1,311,955	1,284,896
USI, Inc., 4.25%, 12/27/2019 (a)	1,282,572	1,273,485
		5,450,327
Finance – Services – 2.41%
AlixPartners LLP, 4.50%, 07/28/2022 (a)	2,250,000	2,247,547
Duff & Phelps Corp.,
4.75%, 04/23/2020 (a)	702,428	700,672

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2015

	Principal	Fair
	Amount	Value

BANK LOANS – 82.61% – Continued

Finance – Services – 2.41% – Continued
RCS Capital Corp., 7.50%, 04/29/2019 (a)	$1,546,607	$1,457,677
Virtu Financial, 5.25%, 11/08/2019 (a)	506,377	507,853
Walter Investment Management Corp.,
4.75%, 12/18/2020 (a)	2,040,088	1,895,578
		6,809,327
Food & Drug Retailers – 1.24%
Albertson’s Holdings, LLC,
5.50%, 08/25/2021 (a)	649,009	649,973
BJ’s Warehouse Club, Inc.,
4.50%, 09/26/2019 (a)	2,883,445	2,860,378
		3,510,351
Forestry & Paper – 0.37%
NewPage Corp., 9.50%, 02/11/2021 (a)	1,905,869	1,045,846

Gaming – 3.75%
Amaya B.V., 5.00%, 08/02/2021 (a)	2,856,552	2,819,503
American Casino &
Entertainment Properties, LLC,
5.00%, 06/24/2022 (a)	1,246,875	1,249,992
Aristocrat Leisure Ltd.,
4.75%, 10/20/2021 (a)	2,095,500	2,100,739
Mohegan Tribal Gaming Authority,
5.50%, 6/15/2018 (a)	1,574,692	1,570,755
Scientific Games International, Inc.,
6.00%, 10/18/2020 (a)	2,481,174	2,453,261
Station Casinos, LLC,
4.25%, 03/02/2020 (a)	407,818	407,649
		10,601,899
General Industrial Manufacturing – 2.21%
Doosan Infracore International, Inc.,
4.50%, 05/28/2021 (a)	1,431,336	1,435,515
Filtration Group Corp.,
4.25%, 11/20/2020 (a)	493,750	494,471
Gardner Denver, Inc.,
4.25%, 07/30/2020 (a)	2,163,838	2,045,433

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2015

	Principal	Fair
	Amount	Value

BANK LOANS – 82.61% – Continued

General Industrial Manufacturing – 2.21% – Continued
North American Lifting
(TNT) Holdings, Inc.,
5.50%, 11/27/2020 (a)	$1,023,955	$934,359
WTG Holdings III Corp.,
4.75%, 01/15/2021 (a)	1,351,118	1,346,052
		6,255,830
Healthcare – 8.38%
Acadia Healthcare, 4.25%, 02/11/2022 (a)	2,357,188	2,374,100
Air Medical Group Holdings, Inc.,
4.50%, 04/28/2022 (a)	997,500	986,438
BSN Medical Luxembourg Holding S.à.r.l.,
4.00%, 08/28/2019 (a)	296,806	296,249
Catalent Pharma Solutions,
4.25%, 05/20/2021 (a)	1,322,671	1,324,734
Curo Health Services Holdings, Inc.,
6.50%, 02/07/2022 (a)	1,268,625	1,272,856
Endo Financial LLC/Endo Finco, Inc.,
3.75%, 06/24/2022 (a)(d)	1,550,000	1,547,822
HC Group Holdings III, Inc.,
6.00%, 04/07/2022 (a)	695,000	697,606
Healogics, Inc., 5.25%, 07/01/2021 (a)	1,240,602	1,238,015
Hill-Rom Holdings, Inc.,
3.50%, 09/08/2022 (a)	775,000	777,282
Mallinckrodt International Finance S.A.,
3.50%, 03/19/2021 (a)	687,141	679,926
MultiPlan, Inc., 3.75%, 03/31/2021 (a)	1,742,151	1,723,641
Patheon, Inc., 4.25%, 03/11/2021 (a)	2,995,841	2,952,791
Pharmaceutical Product Development, LLC,
4.25%, 08/05/2022 (a)	1,047,375	1,037,394
Phibro Animal Health Corp.,
4.00%, 04/16/2021 (a)	444,375	442,338
Quintiles Transnational Corp.,
3.25%, 05/12/2022 (a)	935,628	937,499
RPI Finance Trust, 3.50%, 11/09/2020 (a)	1,773,356	1,770,217

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2015

	Principal	Fair
	Amount	Value

BANK LOANS – 82.61% – Continued

Healthcare – 8.38% – Continued
Valeant Pharmaceuticals International, Inc.,
2.45%, 10/20/2018 (a)	$100,687	$100,393
3.50%, 02/13/2019 (a)	340,265	335,509
3.75%, 08/05/2020 (a)	1,424,148	1,405,457
4.00%, 03/11/2022 (a)	1,791,000	1,775,338
		23,675,605
Hotels – 0.14%
Extended Stay America Trust,
5.00%, 06/24/2019 (a)	390,893	395,780

Leisure & Entertainment – 1.21%
CDS U.S. Intermediate Holdings, Inc.,
5.00%, 07/08/2022 (a)	1,000,000	1,001,560
Formula One Group,
4.75%, 07/30/2021 (a)	2,466,427	2,427,124
		3,428,684
Media – Broadcast – 3.10%
Cumulus Media Holdings, Inc.,
4.25%, 12/23/2020 (a)	1,884,370	1,592,293
Hubbard Radio, LLC,
4.25%, 05/27/2022 (a)	1,479,167	1,469,929
Ion Media Networks, Inc.,
4.75%, 12/18/2020 (a)	1,609,167	1,609,167
Media General, Inc.,
4.00%, 07/31/2020 (a)	385,024	382,579
Mission Broadcasting, Inc.,
3.75%, 10/01/2020 (a)	676,705	674,448
Nexstar Broadcasting, Inc.,
3.75%, 10/01/2020 (a)	767,394	764,835
Univision Communications, Inc.,
4.00%, 03/01/2020 (a)	2,287,372	2,275,935
		8,769,186

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2015

	Principal	Fair
	Amount	Value

BANK LOANS – 82.61% – Continued

Media – Cable – 4.01%
Block Communications, Inc.,
4.00%, 11/05/2021 (a)	$1,485,000	$1,492,425
Charter Communications Operating, LLC,
3.50%, 01/24/2023 (a)	1,500,000	1,494,068
CSC Holdings, LLC,
5.00%, 09/23/2022 (a)(d)	1,335,000	1,329,326
MCC Iowa, LLC, 3.25%, 01/29/2021 (a)	586,500	578,682
The Weather Channel Corp.,
7.00%, 06/26/2020 (a)	750,000	701,723
TWCC Holding Corp.,
5.75%, 02/11/2020 (a)	975,160	971,259
WaveDivision Holdings, LLC,
4.00%, 10/15/2019 (a)	269,308	269,195
WideOpenWest Finance, LLC,
4.50%, 04/01/2019 (a)	1,826,091	1,811,399
Ziggo B.V.,
Term Loan B1
3.50%, 01/15/2022 (a)	1,009,966	992,923
Term Loan 1L
3.50%, 01/15/2022 (a)	1,070,401	1,052,338
Term Loan B2
3.50%, 01/15/2022 (a)	650,841	639,858
		11,333,196
Media Diversified & Services – 3.99%
Ancestry.com, Inc., 5.00%, 08/29/2022 (a)	1,125,000	1,120,314
Catalina Marketing Corp.,
4.50%, 04/09/2021 (a)	1,050,211	903,182
7.75%, 04/11/2022 (a)	712,592	484,563
IMG Worldwide, Inc.,
5.25%, 05/06/2021 (a)	2,231,584	2,225,079
8.25%, 05/06/2022 (a)	970,987	929,720
Learfield Communications, Inc.,
4.50%, 10/09/2020 (a)	1,818,149	1,819,667
Tribune Media Co.,
3.75%, 12/28/2020 (a)	1,496,250	1,485,657

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2015

	Principal	Fair
	Amount	Value

BANK LOANS – 82.61% – Continued

Media Diversified & Services – 3.99% – Continued
Warner Music Group,
3.75%, 07/01/2020 (a)	$2,347,934	$2,308,312
		11,276,494
Metals & Mining Excluding Steel – 1.37%
FMG Resources, 3.75%, 06/28/2019 (a)	775,639	636,319
Murray Energy Corp.,
7.50%, 04/16/2020 (a)	1,296,750	1,013,267
Novelis, Inc., 4.00%, 06/02/2022 (a)	1,246,875	1,229,288
Westmoreland Coal Co.,
7.50%, 12/16/2020 (a)	1,130,726	999,279
		3,878,153
Non-Food & Drug Retailers – 3.94%
ABG Intermediate Holdings,
5.50%, 05/27/2021 (a)	1,038,737	1,037,439
ABG Intermediate Holdings 2, LLC,
4.50%, 05/27/2021 (a)	166,503	166,295
Ascena Retail Group, Inc.,
5.25%, 08/22/2022 (a)	1,000,000	961,250
J. Crew Group, Inc., 4.00%, 03/05/2021 (a)	953,749	740,858
Jo-Ann Stores, Inc.,
4.00%, 03/16/2018 (a)	1,452,060	1,433,909
LA Fitness International, LLC,
5.50%, 07/01/2020 (a)	616,955	591,505
Leslie’s Poolmart, Inc.,
4.25%, 10/16/2019 (a)	775,856	761,069
Men’s Wearhouse, Inc.,
5.00%, 06/18/2021 (a)	700,000	700,875
Michaels Stores, Inc.,
4.00%, 01/28/2020 (a)	297,000	297,741
National Vision, Inc., 4.00%, 03/12/2021 (a)	709,627	690,410
Neiman Marcus Group, Inc.,
4.25%, 10/23/2020 (a)	1,910,357	1,873,344
PetSmart, Inc. 4.25%, 03/11/2022 (a)	1,870,313	1,869,228
		11,123,923

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2015

	Principal	Fair
	Amount	Value

BANK LOANS – 82.61% – Continued

Oil & Gas – 1.90%
American Energy – Marcellus, LLC,
8.50%, 08/04/2021 (a)(d)	$1,204,382	$158,581
Callon Petroleum Co.,
8.50%, 10/07/2021 (a)	770,987	749,785
Drillships Ocean Ventures, Inc.,
5.50%, 07/26/2021 (a)	1,221,243	821,286
Fieldwood Energy, LLC,
8.375%, 09/30/2020 (a)	1,245,760	354,001
Floatel Delaware, LLC,
6.00%, 06/29/2020 (a)	1,880,011	1,231,407
HGIM Corp., 5.503%, 06/18/2020 (a)	1,526,915	998,602
Pacific Drilling S.A.,
4.50%, 06/03/2018 (a)	1,119,763	671,858
Seadrill Partners, LLC,
4.00%, 02/21/2021 (a)	605,996	371,675
		5,357,195
Packaging – 2.56%
Berry Plastics Group, Inc.,
4.00%, 10/31/2022 (a)(d)	1,425,000	1,424,217
BWAY Intermediate Co., Inc.,
5.50%, 08/14/2020 (a)	159,194	158,895
Exopack Holding Corp.,
4.50%, 5/8/2019 (a)	1,276,226	1,275,958
Husky Injection Molding Systems Ltd.,
4.25%, 06/30/2021 (a)	910,005	899,312
Mauser U.S. Holdings, Inc.,
4.50%, 07/31/2021 (a)(b)	610,622	609,642
8.75%, 07/29/2022 (a)(b)	866,789	857,038
Onex Wizard Acquisition Co. I S.à.r.l.,
4.25%, 03/14/2022 (a)	1,415,000	1,414,851
Pregis Corp., 4.50%, 05/20/2021 (a)	246,835	246,938
Signode Industrial Group Lux S.A.,
3.75%, 04/30/2021 (a)	364,815	362,535
		7,249,386

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2015

	Principal	Fair
	Amount	Value

BANK LOANS – 82.61% – Continued

Printing & Publishing – 1.19%
Harland Clarke Holdings Corp.,
6.00%, 08/02/2019 (a)	$382,500	$381,735
McGraw Hill Global
Education Holdings, LLC,
4.75%, 03/22/2019 (a)	723,319	725,355
Quad/Graphics, Inc.,
4.25%, 04/28/2021 (a)	1,004,080	995,921
Time, Inc., 4.25%, 04/26/2021 (a)	246,875	246,566
Tribune Publishing Co.,
5.75%, 08/04/2021 (a)	1,065,733	1,009,783
		3,359,360
Restaurants – 0.32%
Burger King Corp., 3.75%, 12/10/2021 (a)	893,571	890,556

Steel Producers & Products – 0.25%
MRC Global, 4.75%, 11/08/2019 (a)	715,452	700,549

Support – Services – 9.82%
Access CIG, LLC, 6.003%, 10/18/2021 (a)	1,240,627	1,243,338
Advantage Sales & Marketing, Inc.,
4.25%, 07/23/2021 (a)	1,599,900	1,574,398
Allied Security Holdings, LLC,
4.25%, 02/12/2021 (a)	472,914	467,988
Aramark Corp., 3.25%, 02/24/2021 (a)	992,564	990,807
Asurion Incremental,
5.00%, 05/24/2019 (a)	1,275,518	1,220,033
Asurion LLC, 5.00%, 08/04/2022 (a)	1,496,250	1,418,400
Brand Energy &
Infrastructure Services, Inc.,
4.75%, 11/26/2020 (a)	1,662,858	1,509,043
Brickman Group Ltd., LLC,
4.00%, 12/18/2020 (a)	2,827,083	2,789,807
Coinmach Corp., 4.25%, 11/14/2019 (a)	2,158,997	2,121,225

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2015

	Principal	Fair
	Amount	Value

BANK LOANS – 82.61% – Continued

Support – Services – 9.82% – Continued
Garda World Security Corp.,
Term Loan B
4.00%, 11/06/2020 (a)	$635,842	$625,710
Delayed Draw Term Loan
4.00%, 11/06/2020 (a)	162,657	160,065
Hertz Corp.,
3.75%, 03/12/2018 (a)	855,790	854,720
1.00%, 03/12/2018 (a)	616,789	607,538
Information Resources, Inc.,
4.753%, 09/30/2020 (a)	620,703	623,546
Learning Care Group (US) No. 2, Inc.,
5.00%, 05/05/2021 (a)	1,218,159	1,219,298
Lineage Logistics, LLC,
4.50%, 04/07/2021 (a)	2,011,344	1,948,490
Moneygram International, Inc.,
4.25%, 03/27/2020 (a)	725,727	686,415
Pods, Inc., LLC, 4.50%, 02/02/2022 (a)	1,492,501	1,481,307
Renaissance Learning, Inc.,
4.50%, 04/09/2021 (a)	1,215,075	1,182,675
Sedgwick Claims Management Services,
3.75%, 03/01/2021 (a)	1,477,681	1,457,829
The ServiceMaster Co., LLC,
4.25%, 07/01/2021 (a)	1,567,085	1,567,939
TransUnion, LLC 3.50%, 04/09/2021 (a)	2,008,776	1,991,832
		27,742,403
Technology – 5.74%
Avago Technologies Cayman Ltd.,
3.75%, 05/06/2021 (a)	1,393,870	1,394,664
Avaya, Inc., 4.694%, 10/26/2017 (a)	484,158	423,639
BMC Foreign Holding Co.,
5.00%, 09/10/2020 (a)	704,492	648,721
BMC Software Finance, Inc.,
5.00%, 09/10/2020 (a)	418,329	381,620
Dell International, LLC,
4.00%, 04/29/2020 (a)	2,842,875	2,831,929

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2015

	Principal	Fair
	Amount	Value

BANK LOANS – 82.61% – Continued

Technology – 5.74% – Continued
Entegris, Inc., 3.50%, 04/30/2021 (a)	$335,707	$333,399
First Data Corp., 3.69%, 03/23/2018 (a)	794,082	788,750
Greeneden U.S. Holdings II, LLC,
4.00%, 02/10/2020 (a)	1,202,739	1,194,922
Infor (US), Inc., 3.75%, 06/03/2020 (a)	1,657,553	1,607,487
Informatica Corp., 4.50%, 08/05/2022 (a)	700,000	696,885
Kronos, Inc., 4.50%, 10/30/2019 (a)	1,083,849	1,081,476
Linxens France S.A.,
5.00%, 07/30/2022 (a)(d)	750,000	746,561
Mitel U.S. Holdings, Inc.,
5.50%, 04/29/2022 (a)	1,197,000	1,192,140
Sungard Data Systems, Inc.,
4.00%, 03/09/2020 (a)	562,306	562,570
TransFirst, Inc., 4.75%, 11/12/2021 (a)	1,550,053	1,548,604
TTM Technologies, Inc.,
6.00%, 05/31/2021 (a)	550,000	514,250
Vantiv, LLC, 3.75%, 06/13/2021 (a)	274,509	275,309
		16,222,926
Telecommunications – Wireline/Wireless – 4.02%
Altice Financing S.A.,
5.25%, 02/04/2022 (a)	1,745,625	1,742,352
Communications Sales & Leasing, Inc.,
5.00%, 10/24/2022 (a)	1,296,750	1,222,187
Level 3 Financing, Inc.,
3.50%, 05/31/2022 (a)	2,194,082	2,180,370
Lightower Fiber Networks,
4.00%, 04/13/2020 (a)	1,959,881	1,928,846
Numericable U.S., LLC,
Term Loan B1
4.50%, 05/21/2020 (a)	1,254,755	1,250,313
Term Loan B2
4.50%, 05/21/2020 (a)	1,450,356	1,445,221
Peak 10, Inc., 5.00%, 06/17/2021 (a)	913,619	912,473
Zayo Group, LLC, 3.75%, 05/06/2021 (a)	676,706	673,708
		11,355,470

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2015

	Principal	Fair
	Amount	Value

BANK LOANS – 82.61% – Continued

Utilities – Electric – 2.10%
Calpine Construction Co., LP,
3.00%, 05/04/2020 (a)	$464,313	$453,865
Calpine Corp.,
4.00%, 10/30/2020 (a)	454,624	454,412
3.50%, 05/27/2022 (a)	1,596,000	1,573,393
EFS Cogen Holdings I, LLC,
3.75%, 12/17/2020 (a)	548,643	547,444
Energy Future Intermediate
Holding Co., LLC,
4.25%, 06/19/2016 (a)	400,000	399,334
Sandy Creek Energy Associates, LP,
5.00%, 11/09/2020 (a)	1,165,350	1,031,335
TPF II Power, LLC 5.50%, 10/1/2021 (a)	1,479,202	1,480,904
		5,940,687
Utilities – Gas – 1.06%
Azure Midstream Energy, LLC,
7.50%, 11/15/2018 (a)	1,105,258	950,522
Penn Products Terminals, LLC,
4.75%, 04/13/2022 (a)	1,741,250	1,719,484
Southcross Holdings, LP,
6.00%, 08/04/2021 (a)	419,688	316,163
		2,986,169
TOTAL BANK LOANS
(Cost $239,269,278)		233,437,136

CORPORATE BONDS – 13.47%
Aerospace & Defense – 0.40%
Bombardier, Inc.,
7.50%, 03/15/2018 (b)(c)	500,000	467,500
7.50%, 03/15/2025 (b)(c)	850,000	641,750
		1,109,250
Chemicals – 0.27%
Evolution Escrow Issuer, LLC,
7.50%, 03/15/2022 (c)	750,000	476,250

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2015

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 13.47% – Continued

Chemicals – 0.27% – Continued
Momentive Performance Materials, Inc.,
3.88%, 10/24/2021	$350,000	$274,750
		751,000
Consumer Products – 0.36%
NBTY, Inc., 9.00%, 10/01/2018	1,000,000	1,025,000

Finance – Banking – 0.94%
CIT Group, Inc., 6.625%, 04/01/2018 (c)	2,500,000	2,650,000

Finance – Services – 0.19%
International Lease Finance Corp.,
8.75%, 03/15/2017 (a)	500,000	538,750

Gaming – 0.93%
Pinnacle Entertainment, Inc.,
7.50%, 04/15/2021	2,500,000	2,618,750

Healthcare – 1.30%
CHS/Community Health Systems, Inc.,
8.00%, 11/15/2019	2,500,000	2,607,813
Tenet Healthcare Corp., 6.25%, 11/01/2018	1,000,000	1,070,000
		3,677,813
Media – Cable – 1.44%
Cablevision Systems Corp.,
8.625%, 09/15/2017	2,500,000	2,612,500
DISH DBS Corp., 4.25%, 04/01/2018	1,500,000	1,460,625
		4,073,125
Media Diversified & Services – 0.53%
Clear Channel Worldwide Holdings, Inc.,
7.625%, 03/15/2020	1,500,000	1,509,375

Metals & Mining Excluding Steel – 0.41%
Murray Energy Corp.,
11.25%, 04/15/2021 (c)	1,350,000	715,500
Novelis, Inc., 8.75%, 12/15/2020 (b)	475,000	459,658
		1,175,158

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2015

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 13.47% – Continued

Packaging – 0.37%
Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu,
6.875%, 02/15/2021	$1,000,000	$1,040,100
Steel Producers & Products – 0.22%
ArcelorMittal S.A., 5.125%, 06/01/2020 (b)	700,000	635,320
Support – Services – 0.51%
Hertz Corp., 6.75%, 04/15/2019	1,400,000	1,428,000
Technology – 0.59%
CommScope, Inc., 6.625%, 06/01/2020 (c)	1,100,000	1,131,625
First Data Corp., 6.75%, 11/01/2020 (c)	500,000	523,750
		1,655,375
Telecommunications – Satellites – 1.72%
Intelsat Jackson Holdings S.A..
7.25%, 04/01/2019 (b)	2,500,000	2,353,125
Telesat Canada/Telesat, LLC,
6.00%, 05/15/2017 (b)(c)	2,500,000	2,518,750
		4,871,875
Telecommunications – Wireline/Wireless – 1.84%
Sprint Communications, Inc.,
9.00%, 11/15/2018 (c)	2,525,000	2,655,794
T-Mobile USA, Inc., 6.46%, 04/28/2019	2,500,000	2,550,000
		5,205,794
Utilities – Electric – 1.45%
NRG Energy, Inc., 7.625%, 01/15/2018	2,500,000	2,631,250
Talen Energy Supply, LLC,
5.125%, 07/15/2019 (c)(e)	1,600,000	1,464,000
		4,095,250
TOTAL CORPORATE BONDS
(Cost $40,228,666)		38,059,935

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2015

		Fair
	Shares	Value

SHORT-TERM INVESTMENTS – 3.26%

Money Market Fund – 3.26%
Fidelity Government Portfolio –
Institutional Class, 0.01% (a)(f)	9,217,901	$9,217,901
TOTAL SHORT-TERM INVESTMENTS
(Cost $9,217,901)		9,217,901
Total Investments (Cost $288,715,845) – 99.34%		280,714,972
Other Assets in Excess of Liabilities – 0.66%		1,875,996
TOTAL NET ASSETS – 100.00%		$282,590,968

Percentages are stated as a percent of net assets.
(a)	Variable rate securities, the coupon rate shown is the effective interest rate as of September 30, 2015.
(b)	U.S. traded security of a foreign issuer.
(c)
Rule 144a Security which is restricted as to resale to institutional investors.  The Fund Advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.  As of September 30, 2015 the value of these investments as $13,244,919 or 4.69% of net assets.

(d)	Illiquid security, a security may be considered illiquid if it lacks a readily available market. As of September 30, 2015 the value of these investments was $7,357,917 or 2.60% of total assets.
(e)	Represents a step bond. The rate shown represents the rate as of September 30, 2015.
(f)	Rate shown is the 7-day yield as of September 30, 2015.

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

PORTFOLIO ALLOCATION
September 30, 2015 (Unaudited)

TOP TEN HOLDINGS	% Net Assets
Pinnacle Entertainment, Inc. 7.50%, 04/15/2021	1.33%
Hertz Corp., 6.75%, 04/15/2019	1.24%
T-Mobile USA, Inc. 6.464%, 04/28/2019	1.07%
Sally Holdings, LLC/Sally Capital, Inc. 6.875%, 11/15/2019	1.05%
VPII Escrow Corp. 6.75%, 08/15/2018	1.05%
Iron Mountain, Inc., 7.75%, 10/01/2019	1.05%
Tenneco, Inc. 6.875%, 12/15/2020	1.00%
SunGard Data Systems, Inc., 7.625%, 11/15/2020	0.96%
Aramark Services, Inc. 5.75%, 03/15/2020	0.96%
Endo Finance, LLC/Endo Finco, Inc. 7.25%, 12/15/2020	0.94%

The portfolio's holdings and allocations are subject to change, and exclude short term investments. The percentages are of total net assets as of September 30, 2015.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS
September 30, 2015

	Principal	Fair
	Amount	Value

BANK LOANS – 11.93%

Automotive – 0.30%
NN, Inc., 6.00%, 08/27/2021 (a)	$290,607	$291,211
The Goodyear Tire & Rubber Co.,
3.75%, 04/30/2019 (a)	41,667	41,843
		333,054
Beverage & Food – 0.62%
Allflex Holdings III, Inc.,
4.25%, 07/17/2020 (a)	694,684	687,737

Chemicals – 0.58%
Orion Engineered Carbons,
5.00%, 07/23/2021 (a)	495,000	496,445
Polymer Group, Inc., 5.25%, 12/19/2019 (a)	147,403	147,542
		643,987
Environmental – 0.88%
Waste Industries USA, Inc.,
4.25%, 02/27/2020 (a)	497,500	500,296
Wheelabrator Technologies,
Term Loan B
5.00%, 12/17/2021 (a)	475,335	466,620
Term Loan C
5.00%, 12/17/2021 (a)	21,073	20,686
		987,602
Finance – Insurance – 0.44%
HUB International Ltd.,
4.00%, 10/02/2020 (a)	496,222	485,987

Finance – Services – 1.40%
AlixPartners LLP, 4.50%, 07/28/2022 (a)	800,000	799,128
National Financial Partners Corp.,
4.50%, 07/01/2020 (a)	446,618	439,919
Virtu Financial, 5.25%, 11/8/2019 (a)	194,176	194,741
Walter Investment Management Corp.,
4.75%, 12/18/2020 (a)	142,375	132,290
		1,566,078

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2015

	Principal	Fair
	Amount	Value

BANK LOANS – 11.93% – Continued

Food & Drug Retailers – 0.53%
BJ’s Wholesale Club, Inc.,
4.50%, 09/26/2019 (a)	$595,968	$591,200

Gaming – 1.23%
Amaya B.V., 5.00%, 08/02/2021 (a)	594,011	586,307
Aristocrat Leisure Ltd.,
4.75%, 10/20/2021 (a)	586,154	587,619
Station Casinos LLC, 4.25%, 03/02/2020 (a)	204,079	203,995
		1,377,921
General Industrial Manufacturing – 0.43%
Gardner Denver, Inc.,
4.25%, 07/30/2020 (a)	196,000	185,275
WTG Holdings III Corp.,
4.75%, 01/15/2021 (a)	294,750	293,645
		478,920
Leisure & Entertainment – 0.44%
Formula One Group, 4.75%, 07/30/2021 (a)	500,000	492,032

Media – Broadcast – 0.30%
Cumulus Media Holdings, Inc.,
4.25%, 12/23/2020 (a)	400,000	338,000

Media – Cable – 0.49%
WideOpenWest Finance, LLC,
4.50%, 04/01/2019 (a)	546,180	541,786

Media Diversified & Services – 0.48%
IMG Worldwide, Inc.,
5.25%, 05/06/2021 (a)	543,125	541,542

Non-Food & Drug Retailers – 0.22%
Neiman Marcus Group, Inc.,
4.25%, 10/23/2020 (a)	245,634	240,875

Packaging – 0.73%
Exopack Holding Corp.,
4.50%, 5/8/2019 (a)	79,339	79,322

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2015

	Principal	Fair
	Amount	Value

BANK LOANS – 11.93% – Continued

Packaging – 0.73% – Continued
Husky Injection Moldings Systems Ltd.,
4.25%, 06/30/2021 (a)	$393,437	$388,814
Mauser U.S. Holdings, Inc.,
4.50%, 07/31/2021 (a)(b)	346,500	345,944
		814,080
Support – Services – 1.60%
Advantage Sales & Marketing, Inc.,
4.25%, 07/23/2021 (a)	496,241	488,330
Asurion LLC,
5.00%, 05/24/2019 (a)	219,250	209,713
5.00%, 08/04/2022 (a)	221,048	209,547
Coinmach Service Corp.,
4.25%, 11/14/2019 (a)	595,500	585,082
Interactive Data Corp.,
4.75%, 05/03/2021 (a)	148,125	147,847
Moneygram International, LLC,
4.25%, 03/27/2020 (a)	146,250	138,328
		1,778,847
Technology – 0.18%
Dell International, LLC,
4.00%, 04/29/2020 (a)	197,006	196,248

Telecommunication – Wireline/Wireless – 1.08%
Communications Sales & Leasing, Inc.,
5.00%, 10/24/2022 (a)	498,750	470,072
Lightower Fiber Networks,
4.00%, 04/13/2020 (a)	146,625	144,303
Numericable U.S., LLC
Term Loan B1
4.50%, 05/21/2020 (a)	319,280	318,149
Term Loan B2
4.50%, 05/21/2020 (a)	276,220	275,243
		1,207,767
TOTAL BANK LOANS
(Cost $13,453,651)		13,303,663

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2015

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 82.48%

Aerospace & Defense – 0.85%
Bombardier, Inc.,
7.50%, 03/15/2018 (b)(c)	$450,000	$420,750
5.50%, 09/15/2018 (b)(c)	500,000	435,000
Kratos Defense & Security Solutions, Inc.,
7.00%, 05/15/2019	108,000	88,020
		943,770
Automotive – 4.96%
American Axle & Manufacturing, Inc.,
7.75%, 11/15/2019	600,000	663,000
Chrysler Group LLC/Chrysler
Group Co-Issuer, Inc.,
8.25%, 06/15/2021	850,000	904,145
Dana Holding Corp., 6.75%, 02/15/2021	550,000	572,687
Schaeffler Holding Finance B.V.,
6.25%, 11/15/2019 (b)(c)	500,000	531,875
Tenneco, Inc., 6.875%, 12/15/2020	1,075,000	1,119,344
The Goodyear Tire & Rubber Co.,
8.25%, 08/15/2020	800,000	836,000
6.50%, 03/01/2021	500,000	525,625
ZF North America Capital, Inc.,
4.00%, 04/29/2020 (c)	400,000	381,750
		5,534,426
Beverage & Food – 0.14%
Constellation Brands, Inc.,
7.25%, 05/15/2017	50,000	53,750
Dean Foods Co., 6.90%, 10/15/2017	100,000	105,125
		158,875
Building & Construction – 1.01%
Lennar Corp,. 4.75%, 12/15/2017	600,000	619,125
Standard Pacific Corp.,
8.375%, 05/15/2018	450,000	508,500
		1,127,625

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2015

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 82.48% – Continued

Building Materials – 2.56%
Building Materials Corporation of America,
6.75%, 05/01/2021 (c)	$750,000	$801,563
HD Supply, Inc., 7.50%, 07/15/2020	500,000	522,500
Nortek, Inc., 8.50%, 04/15/2021	400,000	422,000
USG Corp.,
6.30%, 11/15/2016	400,000	415,000
9.75%, 01/15/2018 (a)	150,000	167,625
7.875%, 03/30/2020 (c)	500,000	527,500
		2,856,188
Chemicals – 1.47%
Polymer Group, Inc., 7.75%, 02/01/2019	903,000	937,991
PQ Corp., 8.75%, 11/01/2018 (c)	700,000	702,625
		1,640,616
Consumer Products – 2.10%
Jarden Corp., 7.50%, 05/01/2017	550,000	589,875
NBTY, Inc., 9.00%, 10/01/2018	750,000	768,750
Prestige Brands, Inc., 8.125%, 02/01/2020	850,000	894,625
Spectrum Brands, Inc., 6.375%, 11/15/2020	78,000	82,680
		2,335,930
Environmental – 0.96%
Casella Waste Systems, Inc.,
7.75%, 02/15/2019 (d)	450,000	443,250
Covanta Holding Corp., 7.25%, 12/01/2020	600,000	624,750
		1,068,000
Finance – Banking – 2.30%
Ally Financial, Inc.,
5.50%, 02/15/2017	50,000	51,375
6.25%, 12/01/2017	600,000	631,500
4.75%, 09/10/2018	625,000	638,281
CIT Group, Inc.,
5.00%, 05/15/2017	700,000	719,250
5.25%, 03/15/2018	250,000	257,500
6.625%, 04/01/2018 (c)	250,000	265,000
		2,562,906

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2015

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 82.48% – Continued

Finance – Services – 3.34%
AerCap Aviation Solutions B.V.,
6.375%, 05/30/2017 (b)	$600,000	$626,250
AerCap Ireland Capital Ltd./AerCap
Global Aviation Trust,
4.25%, 07/01/2020 (b)	550,000	550,687
Aircastle Ltd.,
6.75%, 04/15/2017 (b)	550,000	577,500
4.625%, 12/15/2018 (b)	300,000	306,337
International Lease Finance Corp.,
5.75%, 05/15/2016	50,000	50,813
8.75%, 03/15/2017 (a)	100,000	107,750
7.125%, 09/01/2018 (c)	225,000	248,040
Nationstar Mortgage, LLC/
Nationstar Capital Corp.,
6.50%, 08/01/2018	100,000	95,000
9.625%, 05/01/2019	50,000	51,688
Navient Corp.,
6.00%, 01/25/2017	250,000	251,875
5.50%, 01/15/2019	250,000	232,969
Springleaf Finance Corp.,
5.40%, 12/01/2015	100,000	100,125
6.90%, 12/15/2017	500,000	523,750
		3,722,784
Forestry & Paper – 0.51%
Boise Cascade Co.,
6.375%, 11/01/2020	550,000	569,421

Gaming – 4.30%
GLP Capital LP/GLP Financing II, Inc.,
4.375%, 11/01/2018	625,000	632,813
Isle of Capri Casinos, Inc.,
8.875%, 06/15/2020	500,000	533,750
MGM Resorts International,
7.50%, 06/01/2016	750,000	772,500
7.625%, 01/15/2017	500,000	525,000

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2015

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 82.48% – Continued

Gaming – 4.30% – Continued
Peninsula Gaming, LLC,
8.375%, 02/15/2018 (c)	$550,000	$571,312
Pinnacle Entertainment, Inc.,
7.50%, 04/15/2021	1,415,000	1,482,212
Scientific Games Corp.,
8.125%, 09/15/2018	300,000	280,500
		4,798,087
General Industrial Manufacturing – 1.84%
Anixter, Inc., 5.625%, 05/01/2019	500,000	526,250
Case New Holland Industrial, Inc.,
7.875%, 12/01/2017	500,000	530,000
CNH Industrial America, LLC,
7.25%, 01/15/2016	250,000	253,750
6.25%, 11/01/2016	675,000	691,031
SPX Flow, Inc., 6.875%, 09/01/2017	50,000	52,750
		2,053,781
Healthcare – 12.28%
Alere, Inc., 7.25%, 07/01/2018	850,000	887,187
Capsugel S.A., 7.00%, 05/15/2019 (b)(c)	300,000	300,562
CHS/Community Health Systems, Inc.,
5.125%, 08/15/2018	750,000	768,750
8.00%, 11/15/2019	800,000	834,500
Endo Finance, LLC/Endo Finco, Inc.,
7.00%, 12/15/2020 (c)(e)	1,000,000	1,043,750
HCA Holdings, Inc., 6.50%, 02/15/2016	800,000	811,000
IASIS Healthcare, LLC/
IASIS Capital Corp.,
8.375%, 05/15/2019	675,000	696,094
IMS Health, Inc., 6.00%, 11/01/2020 (c)	850,000	873,375
LifePoint Health, Inc.,
6.625%, 10/01/2020	750,000	779,415
Mallinckrodt International Finance S.A.,
3.50%, 04/15/2018 (b)	425,000	414,375
4.875%, 04/15/2020 (b)(c)	450,000	431,438
MedAssets, Inc., 8.00%, 11/15/2018	506,000	517,385

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2015

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 82.48% – Continued

Healthcare – 12.28% – Continued
MPT Operating Partnership LP/
MPT Finance Corp.,
6.875%, 05/01/2021	$750,000	$787,500
Service Corp. International,
7.00%, 06/15/2017	600,000	646,500
7.625%, 10/01/2018	100,000	113,250
Tenet Healthcare Corp.,
6.25%, 11/01/2018	600,000	642,000
5.00%, 03/01/2019	250,000	242,813
3.837%, 06/15/2020 (a)(c)	600,000	596,625
Universal Health Services, Inc.,
7.125%, 06/30/2016	100,000	103,350
VPI Escrow Corp., 6.375%, 10/15/2020 (c)	350,000	348,906
VPII Escrow Corp.,
6.75%, 08/15/2018 (b)(c)	1,150,000	1,172,281
VRX Escrow Corp., 5.375%,
03/15/2020 (b)(c)	700,000	682,063
		13,693,119
Leisure & Entertainment – 0.85%
Live Nation Entertainment, Inc.,
7.00%, 09/01/2020 (c)	700,000	735,000
Royal Caribbean Cruises Ltd.,
7.25%, 06/15/2016 (b)	200,000	207,000
		942,000
Media – Broadcast – 2.49%
AMC Networks, Inc., 7.75%, 07/15/2021	800,000	850,080
Cumulus Media Holdings, Inc.,
7.75%, 05/01/2019	300,000	216,375
Entercom Radio LLC, 10.50%, 12/01/2019	350,000	368,375
Gannett Co., Inc., 7.125%, 09/01/2018	300,000	306,000
Gray Television, Inc., 7.50%, 10/01/2020	500,000	514,375
Nexstar Broadcasting, Inc.,
6.875%, 11/15/2020	500,000	516,875
		2,772,080

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2015

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 82.48% – Continued

Media – Cable – 4.11%
Cablevision Systems Corp.,
8.625%, 09/15/2017	$450,000	$470,250
7.75%, 04/15/2018	300,000	300,750
CCO Holdings LLC/
CCO Holdings Capital Corp.,
7.375%, 06/01/2020	200,000	208,250
6.50%, 04/30/2021	750,000	755,156
Cequel Communications Holdings I LLC/
Cequel Capital Corp.,
6.375%, 09/15/2020 (c)	450,000	425,250
CSC Holdings, LLC, 7.625%, 07/15/2018	200,000	210,500
DISH DBS Corp.,
7.125%, 02/01/2016	300,000	302,625
4.25%, 04/01/2018	750,000	730,312
STARZ, LLC/STARZ Financial Corp.,
5.00%, 09/15/2019	650,000	648,375
UPCB Finance V Ltd.,
7.25%, 11/15/2021 (b)(c)	495,000	525,938
		4,577,406
Media Diversified & Services – 1.22%
Clear Channel Worldwide Holdings, Inc.,
7.625%, 03/15/2020	450,000	452,813
IAC/InterActiveCorp,
4.875%, 11/30/2018	400,000	412,500
MDC Partners, Inc.,
6.75%, 04/01/2020 (b)(c)	500,000	495,625
		1,360,938
Metals & Mining Excluding Steel – 0.92%
Cloud Peak Energy Resources, LLC/
Cloud Peak Energy Finance Corp.,
8.50%, 12/15/2019	175,000	110,250
Novelis, Inc.,
8.375%, 12/15/2017 (b)	200,000	194,250
8.75%, 12/15/2020 (b)	750,000	725,775
		1,030,275

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2015

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 82.48% – Continued

Non-Food & Drug Retailers – 2.38%
Family Tree Escrow LLC,
5.25%, 03/01/2020 (c)	$800,000	$824,320
Hanesbrands, Inc., 6.375%, 12/15/2020	500,000	519,375
Jo-Ann Stores, Inc.,
8.125%, 03/15/2019 (c)	150,000	139,500
Sally Holdings, LLC/Sally Capital, Inc.,
6.875%, 11/15/2019	1,125,000	1,172,813
		2,656,008
Oil & Gas – 3.48%
Chesapeake Energy Corp.,
3.25%, 03/15/2016	200,000	197,040
6.50%, 08/15/2017	600,000	544,500
7.25%, 12/15/2018	475,000	395,437
3.539%, 04/15/2019 (a)	200,000	142,500
Exterran Holdings, Inc.,
7.25%, 12/01/2018 (d)	500,000	492,500
Kodiak Oil & Gas Corp.,
8.125%, 12/01/2019 (b)	975,000	945,750
Seadrill Ltd., 5.63%, 09/15/2017 (b)(c)(e)	250,000	195,000
SESI, LLC, 6.375%, 05/01/2019	350,000	349,563
Trinidad Drilling Ltd.,
7.875%, 01/15/2019 (b)(c)	500,000	470,000
WPX Energy, Inc., 5.25%, 01/15/2017	150,000	150,000
		3,882,290
Packaging – 2.78%
Ardagh Packaging Finance PLC/
Ardagh MP Holdings USA, Inc.,
3.337%, 12/15/2019 (a)(b)(c)	800,000	774,000
Beverage Packaging Holdings
Luxembourg II S.A./Beverage
Packaging Holdings II Issuer, Inc.,
5.625%, 12/15/2016 (b)(c)	150,000	148,312
Crown Americas LLC/Crown Americas
Capital Corp III,
6.25%, 02/01/2021	500,000	520,625

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2015

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 82.48% – Continued

Packaging – 2.78% – Continued
Exopack Holding Corp.,
10.00%, 06/01/2018 (c)	$204,000	$211,140
Greif, Inc., 6.75%, 02/01/2017	250,000	260,625
Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu,
8.50%, 05/15/2018	300,000	302,813
6.875%, 02/15/2021	850,000	884,085
		3,101,600
Real Estate Development & Management – 1.27%
Realogy Group, LLC,
3.375%, 05/01/2016 (c)	475,000	473,813
7.625%, 01/15/2020 (c)	900,000	942,750
		1,416,563
Steel Producers & Products – 0.20%
ArcelorMittal S.A.,
5.25%, 08/05/2020 (b)(e)	250,000	226,875

Support – Services – 7.59%
Alliance Data Systems Corp.,
5.25%, 12/01/2017 (c)	543,000	553,860
Aramark Services, Inc.,
5.75%, 03/15/2020	1,025,000	1,067,281
Avis Budget Car Rental, LLC/
Avis Budget Finance, Inc.,
4.875%, 11/15/2017	350,000	359,019
Carlson Travel Holdings, Inc.,
7.50%, 08/15/2019 (c)	200,000	201,000
FTI Consulting, Inc., 6.75%, 10/01/2020	644,000	665,735
Geo Group, Inc., 6.625%, 02/15/2021	450,000	470,250
Hertz Corp.,
7.50%, 10/15/2018	200,000	203,102
6.75%, 04/15/2019	1,350,000	1,377,000
Interactive Data Corp.,
5.875%, 04/15/2019 (c)	150,000	150,750

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2015

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 82.48% – Continued

Support – Services – 7.59% – Continued
Iron Mountain, Inc.,
7.75%, 10/01/2019	$1,125,000	$1,171,688
6.00%, 10/01/2020 (c)	850,000	860,370
Safway Group Holdings,
7.00%, 05/15/2018 (c)	475,000	488,656
United Rentals North America, Inc.,
7.375%, 05/15/2020	850,000	896,750
		8,465,461
Technology – 3.54%
Alcatel-Lucent USA, Inc.,
8.875%, 01/01/2020 (c)	500,000	536,875
CommScope, Inc.,
6.625%, 06/01/2020 (c)	600,000	617,250
4.375%, 06/15/2020 (c)	225,000	223,875
First Data Corp.,
6.75%, 11/01/2020 (c)	625,000	654,687
8.25%, 01/15/2021 (c)	500,000	520,000
SunGard Data Systems, Inc.,
7.375%, 11/15/2018	99,000	101,228
6.625%, 11/01/2019	200,000	207,250
7.625%, 11/15/2020	1,025,000	1,067,281
Syniverse Holdings, Inc.,
9.125%, 01/15/2019 (d)	15,000	12,825
		3,941,271
Telecommunications – Satellites – 2.78%
Hughes Satellite Systems Corp.,
6.50%, 06/15/2019	607,000	654,012
Intelsat Jackson Holdings S.A.,
7.25%, 04/01/2019 (b)	950,000	894,188
Telesat Canada/Telesat LLC,
6.00%, 05/15/2017 (b)(c)	700,000	705,250
ViaSat, Inc., 6.875%, 06/15/2020	800,000	841,000
		3,094,450

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2015

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 82.48% – Continued

Telecommunications – Wireline/Wireless – 5.02%
CenturyLink, Inc.,
6.00%, 04/01/2017	$100,000	$103,125
Frontier Communications Corp.,
8.25%, 04/15/2017	525,000	556,500
Level 3 Financing, Inc.,
3.914%, 01/15/2018 (a)	150,000	150,375
7.00%, 06/01/2020	775,000	804,062
8.625%, 07/15/2020	650,000	680,875
Numericable Group S.A.,
4.875%, 05/15/2019 (b)(c)	200,000	194,000
SBA Communications Corp.,
5.625%, 10/01/2019	459,000	475,639
Sprint Communications, Inc.,
6.00%, 12/01/2016	100,000	98,750
8.375%, 08/15/2017	25,000	25,000
9.00%, 11/15/2018 (c)	850,000	894,030
T-Mobile USA, Inc.,
6.464%, 04/28/2019	1,175,000	1,198,500
Wind Acquisition Finance SA,
6.50%, 04/30/2020 (b)(c)	400,000	415,500
		5,596,356
Transportation Excluding Air & Rail – 0.40%
XPO Logistics, Inc.,
7.875%, 09/01/2019 (c)	450,000	440,438

Utilities – Electric – 2.29%
AES Corp., 3.324%, 06/01/2019 (a)	650,000	619,125
Dynegy, Inc., 6.75%, 11/01/2019	200,000	201,500
NRG Energy, Inc.,
7.625%, 01/15/2018	500,000	526,250
8.25%, 09/01/2020	725,000	748,200
Talen Energy Supply, LLC,
5.125%, 07/15/2019 (c)(e)	500,000	457,500
		2,552,575

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2015

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 82.48% – Continued

Utilities – Gas – 2.54%
AmeriGas Finance LLC/
AmeriGas Finance Corp.,
6.75%, 05/20/2020	$250,000	$254,375
AmeriGas Partners LP/
AmeriGas Finance Corp.,
6.25%, 08/20/2019	575,000	582,187
NGL Energy Partners LP/
NGL Energy Finance Corp.,
5.125%, 07/15/2019	300,000	274,500
NuStar Logistics LP,
7.90%, 04/15/2018 (e)	750,000	806,250
Suburban Propane Partners LP/
Suburban Energy Finance Corp.,
7.375%, 08/01/2021	600,000	628,500
Targa Resources Partners LP/
Targa Resources Partners Finance Corp.,
5.00%, 01/15/2018 (c)	300,000	287,250
		2,833,062
TOTAL CORPORATE BONDS
(Cost $93,884,373)		91,955,176

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2015

		Fair
	Shares	Value

SHORT-TERM INVESTMENTS – 5.16%

Money Market Fund – 5.16%
Fidelity Government Portfolio –
Institutional Class, 0.01% (a)(f)	5,757,391	$5,757,391
TOTAL SHORT-TERM INVESTMENTS
(Cost $5,757,391)		5,757,391
Total Investments (Cost $113,095,415) – 99.57%		111,016,230
Other Assets in Excess of Liabilities – 0.43%		477,268
TOTAL NET ASSETS – 100.00%		$111,493,498

Percentages are stated as a percent of net assets.
(a)	Variable rate securities, the coupon rate shown is the effective interest rate as of September 30, 2015.
(b)	U.S. traded security of a foreign issuer.
(c)
Rule 144a Security which is restricted as to resale to institutional investors.  The Fund Advisor has deemed these securities to be liquid based upon procedures approved by the Board of Trustees.  As of September 30, 2015 the value of these investments as $24,896,354 or 22.33% of net assets.

(d)	Illiquid security, a security may be considered illiquid if it lacks a readily available market. As of September 30, 2015 the value of these investments was $948,575 or 0.85% of total assets.
(e)	Represents a step bond. The rate shown represents the rate as of September 30, 2015.
(f)	Rate shown is the 7-day yield as of September 30, 2015.

The accompanying notes are an integral part of these financial statements.

SHENKMAN FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2015

	Shenkman	Shenkman
	Floating	Short
	Rate High	Duration High
	Income Fund	Income Fund
ASSETS:
Investments, at value (cost $288,715,845
and $113,095,415)	$280,714,972	$111,016,230
Cash	1,991,631	115,450
Interest receivable	1,615,436	1,827,829
Receivable for fund shares sold	15	434,613
Receivable for securities sold	7,937,487	—
Prepaid expenses and other assets	41,890	25,743
Total Assets	292,301,431	113,419,865
LIABILITIES:
Payable for securities purchased	9,510,288	933,013
Payable for fund shares redeemed	—	782,625
Accrued administration and accounting expenses	87,710	58,752
Payable to Advisor	70,764	21,440
Distributions payable	9,315	37,102
Accrued transfer agent fees and expenses	6,238	18,387
Accrued custody expenses	2,745	5,330
Accrued compliance fees	2,220	2,240
Payable to trustees	1,210	795
Distribution fees payable	—	33,115
Accrued service fees	—	3,653
Other accrued expenses and other liabilities	19,973	29,915
Total Liabilities	9,710,463	1,926,367
NET ASSETS	$282,590,968	$111,493,498
NET ASSETS CONSIST OF:
Capital stock	$290,601,306	$114,130,934
Accumulated net investment income	47,607	9,798
Accumulated net realized loss on investments	(57,072)	(568,049)
Unrealized net depreciation on investments	(8,000,873)	(2,079,185)
Total Net Assets	$282,590,968	$111,493,498

The accompanying notes are an integral part of these financial statements.

SHENKMAN FUNDS

STATEMENTS OF ASSETS AND LIABILITIES – Continued
September 30, 2015

	Shenkman	Shenkman
	Floating	Short
	Rate High	Duration High
	Income Fund	Income Fund
NET ASSETS
Class A:
Net assets applicable to outstanding
Class A shares	$—	$4,853,301
Shares issued and outstanding	—	489,939
Net asset value, redemption price per share	$—	$9.91
Maximum offering price per share
(net asset value divided by 97.00%)	$—	$10.22
Class C:
Net assets applicable to outstanding
Class C shares	$—	$6,142,242
Shares issued and outstanding	—	621,791
Net asset value, offering price
and redemption price per share	$—	$9.88
Class F:
Net assets applicable to outstanding
Class F shares	$—	$35,917,367
Shares issued and outstanding	—	3,634,726
Net asset value, offering price
and redemption price per share	$—	$9.88
Institutional Class:
Net assets applicable to outstanding
Institutional Class shares	$282,590,968	$64,580,588
Shares issued and outstanding	29,211,765	6,529,489
Net asset value, offering price
and redemption price per share	$9.67	$9.89

The accompanying notes are an integral part of these financial statements.

SHENKMAN FUNDS

STATEMENTS OF OPERATIONS

	October 15, 2014(1)
	through	Year Ended
	September 30,	September 30,
	2015	2015
	Shenkman	Shenkman
	Floating	Short
	Rate High	Duration High
	Income Fund	Income Fund
INVESTMENT INCOME:
Interest income	$12,248,382	$3,557,799
Consent and term loan fee income	221,736	34,849
Total investment income	12,470,118	3,592,648
EXPENSES:
Investment advisory fees (Note 4)	1,253,728	494,750
Distribution fees – Class A (Note 5)	—	3,911
Distribution fees – Class C (Note 5)	—	33,638
Service fees – Class A (Note 6)	—	1,564
Service fees – Class C (Note 6)	—	3,364
Service fees – Class F (Note 6)	—	19,777
Administration and accounting fees (Note 4)	320,955	217,823
Custody fees (Note 4)	73,653	12,569
Federal and state registration fees	63,604	59,856
Transfer agent fees and expenses (Note 4)	25,075	73,269
Audit fees	16,148	24,249
Trustees’ fees and expenses	9,697	8,737
Chief Compliance Officer fees and expenses (Note 4)	8,631	9,001
Legal fees	4,692	7,501
Insurance expense	1,978	2,793
Interest expenses (Note 8)	—	418
Other expenses	18,799	19,838
Total expenses before reimbursement
from Advisor	1,796,960	993,058
Expense reimbursement from Advisor (Note 4)	(442,934)	(345,681)
Net expenses	1,354,026	647,377
NET INVESTMENT INCOME	11,116,092	2,945,271
NET REALIZED AND UNREALIZED LOSS:
Net realized loss on investments	(57,072)	(548,495)
Change in unrealized
depreciation on investments	(8,000,873)	(1,635,401)
Net realized and unrealized loss on investments	(8,057,945)	(2,183,896)
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$3,058,147	$761,375

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

October 15, 2014(1)
through
September 30, 2015
OPERATIONS:
Net investment income	$11,116,092
Net realized loss on investments	(57,072)
Change in unrealized depreciation on securities	(8,000,873)
Net increase in net assets resulting from operations	3,058,147
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Institutional Class	(10,798,330)
Total distributions	(10,798,330)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Institutional Class	24,397,239
Proceeds from transfer-in-kind	260,232,895
Proceeds from shares issued to
holders in reinvestment of dividends:
Institutional Class	10,696,154
Cost of shares redeemed:
Institutional Class	(4,995,137)
Net increase in net assets derived from capital share transactions	290,331,151
TOTAL INCREASE IN NET ASSETS	282,590,968
NET ASSETS:
Beginning of period	—
End of period	$282,590,968
Accumulated net investment income, end of period	$47,607
CHANGES IN SHARES OUTSTANDING:
Shares sold:
Institutional Class	2,449,358
Shares issued in connection with transfer-in-kind	26,194,082
Shares issued to holders as reinvestment of dividends:
Institutional Class	1,076,838
Shares redeemed:
Institutional Class	(508,513)
Net increase in shares outstanding	29,211,765

(1)	Commencement of operations of the Fund was October 15, 2014.

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2015	2014(1)
OPERATIONS:
Net investment income	$2,945,271	$1,200,486
Net realized gain (loss) on investments	(548,495)	171,518
Change in unrealized depreciation on securities	(1,635,401)	(574,166)
Net increase in net assets
resulting from operations	761,375	797,838
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(49,938)	(51,052)
Class C	(79,709)	(11,371)
Class F	(673,691)	(23,980)
Institutional Class	(2,153,614)	(1,198,572)
Net realized gain:
Class A	(988)	(75)
Class C	(5,520)	—
Class F	(27,699)	(11)
Institutional Class	(114,885)	(33,955)
Total distributions	(3,106,044)	(1,319,016)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Class A	4,815,515	9,642,191
Class C	4,395,911	2,169,908
Class F	38,151,263	9,380,284
Institutional Class	47,113,852	31,821,644
Proceeds from shares issued to holders
in reinvestment of dividends:
Class A	42,327	50,992
Class C	75,794	11,371
Class F	624,936	23,990
Institutional Class	1,951,437	918,635
Cost of shares redeemed:
Class A	(566,984)	(9,058,715)
Class C	(291,453)	(66,009)
Class F	(10,362,297)	(1,054,221)
Institutional Class	(34,070,496)	(9,989,692)

(1)	Commencement of operations of the Class C shares was January 28, 2014.

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS – Continued

	Year Ended	Year Ended
	September 30,	September 30,
	2015	2014(1)
CAPITAL SHARE TRANSACTIONS – Continued:
Redemption fees retained:
Class A	$190	$1
Class C	—	—
Class F	—	—
Institutional Class	101	7
Net increase in net assets derived from
capital share transactions	51,880,096	33,850,386
TOTAL INCREASE IN NET ASSETS	49,535,427	33,329,208
NET ASSETS:
Beginning of period	61,958,071	28,628,863
End of period	$111,493,498	$61,958,071
Accumulated net investment
income, end of period	$9,798	$21,541
CHANGES IN SHARES OUTSTANDING:
Shares sold:
Class A	476,611	943,338
Class C	436,097	212,410
Class F	3,780,299	922,869
Institutional Class	4,678,272	3,116,722
Shares issued to holders as
reinvestment of dividends:
Class A	4,209	5,004
Class C	7,539	1,120
Class F	62,176	2,378
Institutional Class	193,767	90,176
Shares redeemed:
Class A	(56,074)	(890,288)
Class C	(28,892)	(6,483)
Class F	(1,030,218)	(103,775)
Institutional Class	(3,393,092)	(978,091)
Net increase in shares outstanding	5,130,694	3,315,380

(1)	Commencement of operations of the Class C shares was January 28, 2014.

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period

Institutional Class
	October 15, 2014*
	through
	September 30, 2015
PER SHARE DATA:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.41
Net realized and unrealized gain (loss) on securities	(0.34)
Total from investment operations	0.07

Less Distributions:
Dividends from net investment income	(0.40)
Total distributions	(0.40)

Net asset value, end of period	$9.67

TOTAL RETURN	0.66	%†

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$282,591
Ratio of expenses to average net assets:
Before advisory fee waiver	0.72	%‡
After advisory fee waiver	0.54	%‡
Ratio of net investment income to average net assets:
Before advisory fee waiver	4.26	%‡
After advisory fee waiver	4.44	%‡
Portfolio turnover rate	70	%†

*	Commencement of operations for Institutional Class shares was October 15, 2014.
†	Not Annualized.
‡	Annualized.

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period

Class A
			October 31, 2012*
	Year Ended	Year Ended	through
	September 30,	September 30,	September 30,
	2015	2014	2013
PER SHARE DATA:
Net asset value,
beginning of period	$10.10	$10.12	$10.00

Income from
investment operations:
Net investment income	0.27	0.30	0.25
Net realized and unrealized
gain (loss) on securities	(0.14)	(0.01)	0.13
Total from
investment operations	0.13	0.29	0.38

Less Distributions:
Dividends from
net investment income	(0.30)	(0.30)	(0.26)
Dividends from net realized gains	(0.02)	(0.01)	—
Total distributions	(0.32)	(0.31)	(0.26)

Net asset value, end of period	$9.91	$10.10	$10.12

TOTAL RETURN	1.25%	2.92%	3.79	%†

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end
of period (thousands)	$4,853	$658	$72
Ratio of expenses
to average net assets:
Before advisory fee waiver	1.36%	1.73%	2.34	%‡
After advisory fee waiver	1.00%	1.00%	1.00	%‡
Ratio of net investment income
to average net assets:
Before advisory fee waiver	2.63%	1.84%	1.56	%‡
After advisory fee waiver	2.99%	2.56%	2.90	%‡
Portfolio turnover rate	57%	57%	78	%†

*	Commencement of Class A operations for shares was October 31, 2012.
†	Not Annualized.
‡	Annualized.

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period

Class C
		January 28,
		2014*
	Year Ended	through
	September 30,	September 30,
	2015	2014
PER SHARE DATA:
Net asset value, beginning of period	$10.08	$10.23

Income from investment operations:
Net investment income	0.22	0.18
Net realized and unrealized
gain (loss) on securities	(0.17)	(0.14)
Total from investment operations	0.05	0.04

Less Distributions:
Dividends from net investment income	(0.23)	(0.19)
Dividends from net realized gains	(0.02)	—
Total distributions	(0.25)	(0.19)

Net asset value, end of period	$9.88	$10.08

TOTAL RETURN	0.45%	0.38	%†

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$6,142	$2,086
Ratio of expenses to average net assets:
Before advisory fee waiver	2.13%	2.49	%‡
After advisory fee waiver	1.75%	1.75	%‡
Ratio of net investment income to average net assets:
Before advisory fee waiver	1.86%	1.24	%‡
After advisory fee waiver	2.24%	1.98	%‡
Portfolio turnover rate	57%	57	%†

*	Commencement of Class C operations for shares was January 28, 2014.
†	Not Annualized.
‡	Annualized.

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period

Class F
			May 17, 2013*
	Year Ended	Year Ended	through
	September 30,	September 30,	September 30,
	2015	2014	2013
PER SHARE DATA:
Net asset value,
beginning of period	$10.08	$10.11	$10.16

Income from
investment operations:
Net investment income	0.31	0.32	0.12
Net realized and unrealized
gain (loss) on securities	(0.17)	—	(0.04)
Total from
investment operations	0.14	0.32	0.08

Less Distributions:
Dividends from
net investment income	(0.32)	(0.34)	(0.13)
Dividends from net realized gains	(0.02)	(0.01)	—
Total distributions	(0.34)	(0.35)	(0.13)

Net asset value, end of period	$9.88	$10.08	$10.11

TOTAL RETURN	1.41%	3.22%	0.77	%†

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end
of period (thousands)	$35,917	$8,287	$10
Ratio of expenses
to average net assets:
Before advisory fee waiver	1.12%	1.55%	2.06	%‡
After advisory fee waiver	0.75%	0.75%	0.75	%‡
Ratio of net investment income
to average net assets:
Before advisory fee waiver	2.87%	2.64%	1.83	%‡
After advisory fee waiver	3.24%	3.44%	3.14	%‡
Portfolio turnover rate	57%	57%	78	%†

*	Commencement of Class F operations for shares was May 17, 2013.
†	Not Annualized.
‡	Annualized.

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period

Institutional Class
			October 31, 2012*
	Year Ended	Year Ended	through
	September 30,	September 30,	September 30,
	2015	2014	2013
PER SHARE DATA:
Net asset value,
beginning of period	$10.08	$10.12	$10.00

Income from
investment operations:
Net investment income	0.33	0.32	0.29
Net realized and unrealized
gain (loss) on securities	(0.17)	—	0.12
Total from
investment operations	0.16	0.32	0.41

Less Distributions:
Dividends from
net investment income	(0.33)	(0.35)	(0.29)
Dividends from net realized gains	(0.02)	(0.01)	—
Total distributions	(0.35)	(0.36)	(0.29)

Net asset value, end of period	$9.89	$10.08	$10.12

TOTAL RETURN	1.60%	3.21%	4.12	%†

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end
of period (thousands)	$64,581	$50,927	$28,547
Ratio of expenses
to average net assets:
Before advisory fee waiver	1.04%	1.60%	2.00	%‡
After advisory fee waiver	0.65%	0.65%	0.65	%‡
Ratio of net investment income
to average net assets:
Before advisory fee waiver	2.95%	2.30%	1.83	%‡
After advisory fee waiver	3.34%	3.25%	3.18	%‡
Portfolio turnover rate	57%	57%	78	%†

*	Commencement of Institutional Class operations for shares was October 31, 2012.
†	Not Annualized.
‡	Annualized.

The accompanying notes are an integral part of these financial statements.

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2015

NOTE 1 – ORGANIZATION

The Shenkman Short Duration High Income Fund (the “Short Duration High Income Fund”) and the Shenkman Floating Rate High Income Fund (the “Floating Rate High Income Fund”)(each a “Fund” and together, the “Funds”) are diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”  The Short Duration High Income Fund commenced operations on October 31, 2012. The Floating Rate High Income Fund commenced operations on October 15, 2014. The primary investment objective of the Funds is to seek a high level of current income.

Currently, the Short Duration High Income Fund offers the Class A, Class C, Class F, and Institutional Class shares.  Class F shares became available for purchase on May 17, 2013, while Class C shares became available for purchase on January 28, 2014.

The Floating Rate High Income Fund offers Institutional Class shares. Institutional Class shares became available for purchase on October 15, 2014. The initial purchase included a transfer in-kind of securities and cash. The transfer in-kind was nontaxable, whereby the Fund issued 12,794,119 shares on October 15, 2014. The fair value and cost of securities, for tax purposes, received by the Fund was $127,869,966 and $129,652,584 respectively. In addition, the Fund received $1,871,223 of cash and interest receivable. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value.

Each class of shares differs principally in its respective distribution expenses and sales charges.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2015

taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions to be taken in on returns for the Fund’s open tax years ended 2013 and 2014 for the Short Duration High Income Fund, or expected to be taken in the Funds’ 2015 tax returns.  Each Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Securities Transactions, Income, and Distributions – Securities transactions are accounted for on the trade date.  Securities sold are determined on a specific identification process.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Each Fund distributes substantially all of its net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Funds’ shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to that Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to the Funds are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allowed among the Funds in the Trust based on a fund’s respective net assets, or by other equitable means.

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2015

Securities Purchased on a When-Issued Basis – The Funds may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month. The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in the Fund’s NAV. During the period between purchase and settlement, no payment is made by the Funds and no interest accrues to the Funds. At the time of settlement, the market value of the security may be more or less than the purchase price.

Redemption Fees – The Funds charge a 1% redemption fee to shareholders who redeem shared held for 30 days or less.  Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

Events Subsequent to the Fiscal Period End – In preparing the financial statements as of September 30, 2015, management considered the impact of subsequent events for the potential recognition or disclosure in these financial statements.

Derivatives – The Funds have adopted the financial account reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”).  The Funds are required to include disclosure that enables investors to understand how and why an entity uses derivatives are accounted for, and how derivatives instruments affect an entity’s result of operations and financial position.  During the period ended September 30, 2015 the Funds did not hold any derivative instruments.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the fiscal year ended September 30, 2015, the Funds made the following permanent tax adjustments on the Statement of Assets & Liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid In
	Income/(Loss)	Gain/(Loss)	Capital
Floating Rate High Income Fund	$(270,155)	$ —	$270,155
Short Duration High
Income Fund	$ (62)	$ 62	$ —

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2015

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Bank Loan Obligations – Bank loan obligations are valued at market on the basis of valuations furnished by an independent pricing service which utilizes quotations obtained from dealers in bank loans.  These securities will generally be classified in Level 2 of the fair value hierarchy.

Debt Securities – Debt securities, such as corporate bonds, asset backed securities, mortgage backed securities, municipal bonds, U.S. Treasuries and U.S. government agency issues are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  Debt securities having a maturity of 60 days or less are valued at the evaluated

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2015

mean between the bid and asked price.  These securities will generally be classified in Level 2 of the fair value hierarchy.

Investment Companies – Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Short-Term Securities – Short-term securities having a maturity of less than 60 days are valued at the evaluated mean between bid and asked price.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  The Fund intends to hold no more than 15% of its net assets in illiquid securities.

Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on the Funds investments in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees.  As of September 30, 2015, Shenkman Capital Management, Inc. (the “Adviser”) has determined that certain securities held by the Fund are considered illiquid.  See the Schedule of Investments for additional information.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (“Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines its net asset value per share.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2015

not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2015:

Floating Rate High Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Bank Loan
Obligations	$—	$233,437,136	$—	$233,437,136
Corporate Bonds	—	38,059,935	—	38,059,935
Total Fixed Income	—	271,497,071	—	271,497,071
Short-Term
Investments	9,217,901	—	—	9,217,901
Total Investments	$9,217,901	$271,497,071	$—	$280,714,972

Refer to the Fund’s Schedule of Investments for a detailed break-out of securities.  Transfers between levels are recognized at September 30, 2015, the end of the reporting period.  The Fund recognized no transfers between levels. There were no Level 3 securities held in the Fund during the fiscal year ended September 30, 2015.

Short Duration High Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Bank Loan
Obligations	$—	$13,303,663	$—	$13,303,663
Corporate Bonds	—	91,955,176	—	91,955,176
Total Fixed Income	—	105,258,839	—	105,258,839
Short-Term
Investments	5,757,391	—	—	5,757,391
Total Investments	$5,757,391	$105,258,839	$—	$111,016,230

Refer to the Fund’s Schedule of Investments for a detailed break-out of securities.  Transfers between levels are recognized at September 30, 2015, the end of the reporting period.  The Fund recognized no transfers between

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2015

levels. There were no Level 3 securities held in the Fund during the fiscal year ended September 30, 2015.

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share (or its equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Shenkman Capital Management, Inc. pursuant to which the Adviser is responsible for providing investment management services to each Fund.  The Adviser furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, Shenkman Capital Management, Inc. is entitled to a fee, computed daily and payable monthly based upon the average daily net assets of the Funds at the annual rate of:

Floating Rate High Income Fund	0.50%
Short Duration High Income Fund	0.55%

For the fiscal year ended September 30, 2015, the Short Duration High Income Fund and the Floating Rate High Income Fund incurred $494,750 and $1,253,728, respectively, in advisory fees. Advisory fees payable to the Adviser at September 30, 2015 for the Short Duration High Income Fund and the Floating Rate High Income Fund were $49,501 and $117,911, in that order.  The amounts shown on the Statements of Assets and Liabilities are net amounts due to the Adviser.

Each Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Funds to the extent necessary to limit the Funds’ aggregate annual operating expenses (excluding Acquired Fund Fees and Expenses, taxes, interest, dividends in securities sold short, and extraordinary expenses) to the following amounts of the average daily net assets for each class of shares:

Floating Rate High Income Fund:

Institutional Class	0.54%

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2015

Short Duration High Income Fund:

Class A	1.00%
Class C	1.75%
Class F	0.75%
Institutional Class	0.65%

Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Funds to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund’s expenses. The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the fiscal year ended September 30, 2015, the Adviser reduced its fees in the amount of $345,681 for the Short Duration High Income Fund and in the amount of $442,934 for the Floating Rate High Income Fund.  No amounts were reimbursed to the Adviser for either Fund.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

	2016	2017	2018	Total
Floating Rate High
Income Fund	$ —	$ —	$442,934	$442,934
Short Duration High
Income Fund	$238,526	$350,708	$345,681	$934,915

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as each of the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant, Chief Compliance Officer and transfer agent to the Funds.  U.S. Bank N.A. an affiliate of U.S. Bancorp Fund Services, serves as the Funds’ custodian.  For the fiscal year ended September 30, 2015, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody and Chief Compliance Officer fees:

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2015

	Floating Rate	Short Duration
	High Income Fund	High Income Fund
Administration & accounting	$320,955	$217,823
Custody	$ 73,653	$ 12,569
Transfer agency(a)	$ 17,934	$ 70,642
Chief Compliance Officer	$ 8,631	$ 9,001

(a)	Does not include out-of-pocket expenses

At September 30, 2015, the Funds had payables due to U.S. Bancorp Fund Services, LLC for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

	Floating Rate	Short Duration
	High Income Fund	High Income Fund
Administration & accounting	$87,710	$58,752
Custody	$ 2,745	$ 5,330
Transfer agency(a)	$ 4,506	$17,671
Chief Compliance Officer	$ 2,220	$ 2,240

(a)	Does not include out-of-pocket expenses

Quasar Distributors, LLC (the “Distributor”) acts as each of the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and the U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Short Duration High Income Fund adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class A shares and up to 1.00% of the average net assets of the Fund’s Class C shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the fiscal year ended September 30, 2015, the Short Duration High Income Fund incurred distribution expenses on their Class A and Class C shares of $3,911 and $33,638, respectively.

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2015

NOTE 6 – SHAREHOLDER SERVICING FEE

The Short Duration High Income Fund entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Adviser will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, the Short Duration High Income Fund may pay servicing fees at an annual rate of 0.10% of the average daily net assets of the Class A, Class C, and Class F shares.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Short Duration High Income Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the fiscal year ended September 30, 2015, the Class A, Class C and Class F shares of the Short Duration High Income Fund incurred $1,564, $3,364 and $19,777, respectively, in shareholder servicing fees.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the period ended September 30, 2015, the cost of purchases, inclusive of $98,699,437 of securities transferred in-kind, and the proceeds from sales of securities (excluding short-term securities) were as follows:

	Purchases	Sales
Floating Rate High Income Fund	$325,055,064	$172,858,770
Short Duration High Income Fund	$ 98,982,427	$ 49,054,696

There were no purchases or sales of U.S. government obligations during the period ended September 30, 2015.

NOTE 8 – LINE OF CREDIT

The Shenkman Short Duration High Income Fund has a $25,000,000 line of credit, and the Shenkman Floating Rate High Income Fund has a $50,000,000 line of credit.  They are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with its custodian bank, U.S. Bank, N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate.  During the fiscal year ended September 30, 2015, the Shenkman Short Duration High Income Fund had a maximum amount borrowed of $2,272,000.  The average daily balance and weighted average interest rate were $12,690

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2015

and 3.25%, respectively.  The Shenkman Floating Rate High Income Fund did not utilize any borrowings under the line of credit during the period.  The Funds did not have a balance outstanding at September 30, 2015.

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2015, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Shenkman	Shenkman
	Floating Rate	Short Duration
	High Income Fund	High Income Fund
Cost of investments(a)	$288,736,793	$113,097,440
Gross unrealized appreciation	1,967,844	180,857
Gross unrealized depreciation	(9,989,665)	(2,262,067)
Net unrealized appreciation	(8,021,821)	(2,081,210)
Undistributed ordinary income	47,607	9,631
Undistributed long-term
capital gain	—	—
Total distributable earnings	47,607	9,631
Other accumulated gains/(losses)	(36,124)	(565,857)
Total accumulated
earnings/(losses)	$(8,010,338)	$(2,637,436)

(a)
The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales adjustments and tax adjustments related to transfer-in-kind.

At September 30, 2015, the Funds had tax basis capital losses to offset future gains as follows:

	Capital Loss
	Carryover	Expiration Date
Shenkman Floating Rate
High Income Fund	$36,124	No Expiration
Shenkman Short Duration
High Income Fund	—	No Expiration

At September 30, 2015, the following funds deferred, on a tax basis, post-October losses of:

Capital Deferral
Shenkman Floating Rate High Income Fund	0
Shenkman Short Duration High Income Fund	(565,857)

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2015

The tax character of distributions paid during the fiscal years ended September 30, 2015 and September 30, 2014 were as follows:

Floating Rate High Income Fund
	Period Ended
	September 30, 2015
Ordinary income	$10,798,330
Total distributions Paid	$10,798,330
Short Duration High Income Fund
	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
Ordinary income	$3,103,936	$1,319,016
Long Term Capital Gains	2,108	—
Total distributions Paid	$3,106,044	$1,319,016

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2015.

SHENKMAN FUNDS

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of:
Shenkman Short Duration High Income Fund
Shenkman Floating Rate High Income Fund

We have audited the accompanying statements of assets and liabilities of the Shenkman Short Duration High Income Fund  and Shenkman Floating Rate High Income Fund (each a “Fund” and collectively, the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2015, and with respect to the Shenkman Short Duration High Income Fund the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period October 31, 2012 (commencement of operations) through September 30, 2013, with respect to the Shenkman Floating Rate High Income Fund, the related statement of operations, the statements of changes in net assets, and the financial highlights for the period October 15, 2014 (commencement of operations) through September 30, 2015.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Shenkman Short Duration High Income Fund and Shenkman Floating Rate High Income Fund, as of September 30, 2015, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 30, 2015

SHENKMAN FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Independent Trustees(1)

Number
of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held
Name, Address	with the	of Time	During Past	by	During Past
and Age	Trust	Served	Five Years	Trustee(2)	Five Years(3)
Gail S. Duree	Trustee	Indefinite	Director, Alpha	2	Trustee,
(age 69)		term	Gamma Delta		Advisors
615 E. Michigan St.		since	Housing		Series Trust
Milwaukee, WI		March	Corporation		(for series
53202		2014.	(collegiate		not affiliated
			housing		with the
			management)		Funds);
			(2012 to present);		Independent
			Trustee and Chair		Trustee from
			(2000 to 2012),		1999 to
			New Covenant		2012, New
			Mutual Funds		Covenant
			(1999-2012);		Mutual
			Director and		Funds.
Board Member,
Alpha Gamma
Delta Foundation
(philanthropic
organization)
(2005 to 2011).

Donald E. O’Connor	Trustee	Indefinite	Retired; former	2	Trustee,
(age 79)		term	Financial		Advisors
615 E. Michigan St.		since	Consultant		Series Trust
Milwaukee, WI		February	and former		(for series
53202		1997.	Executive Vice		not affiliated
			President and		with the
			Chief Operating		Funds);
			Officer of		Trustee, The
			ICI Mutual		Forward
			Insurance		Funds (26
			Company (until		portfolios).
January 1997).

SHENKMAN FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS – Continued
(Unaudited)

Number
of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held
Name, Address	with the	of Time	During Past	by	During Past
and Age	Trust	Served	Five Years	Trustee(2)	Five Years(3)
George J. Rebhan	Trustee	Indefinite	Retired;	2	Trustee,
(age 81)		term	formerly		Advisors
615 E. Michigan St.		since	President,		Series Trust
Milwaukee, WI		May	Hotchkis and		(for series
53202		2002.	Wiley Funds		not affiliated
			(mutual funds)		with the
			(1985 to 1993).		Funds);
Independent
Trustee from
1999 to
2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired;	2	Trustee,
(age 76)		term	formerly Senior		Advisors
615 E. Michigan St.		since	Vice President,		Series Trust
Milwaukee, WI		February	Federal Home		(for series
53202		1997.	Loan Bank of		not affiliated
			San Francisco.		with the
Funds).

Interested Trustee
Joe D. Redwine(4)	Interested	Indefinite	President, CEO,	2	Trustee,
(age 68)	Trustee	term	U.S. Bancorp		Advisors
615 E. Michigan St.		since	Fund Services,		Series Trust
Milwaukee, WI		September	LLC (May 1991		(for series
53202		2008.	to present).		not affiliated
with the
Funds).

SHENKMAN FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS – Continued
(Unaudited)
Officers

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years
Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund
(age 68)	and	term	Services, LLC (May 1991 to present).
615 E. Michigan St	Chief	since
Milwaukee, WI	Executive	September
53202	Officer	2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 48)	and	term	Administration, U.S. Bancorp Fund
615 E. Michigan St.	Principal	since	Services, LLC (March 1997 to present).
Milwaukee, WI	Executive	June
53202	Officer	2003.

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and
(age 54)	and	term	Administration, U.S. Bancorp Fund
615 E. Michigan St.	Principal	since	Services, LLC (October 1998 to present).
Milwaukee, WI	Financial	December
53202	Officer	2007.

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance
(age 44)	Treasurer	term	and Administration, U.S. Bancorp Fund
615 E. Michigan St.		since	Services, LLC (June 2005 to present).
Milwaukee, WI		September
53202		2013.

Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance
(age 45)	Treasurer	term	and Administration, U.S. Bancorp Fund
615 E. Michigan St.		since	Services, LLC (June 2004 to present).
Milwaukee, WI		September
53202		2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp
(age 58)	President,	term	Fund Services, LLC (February
615 E. Michigan St.	Chief	since	2008 to present).
Milwaukee, WI	Compliance	September
53202	Officer and	2009.
AML Officer

SHENKMAN FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS – Continued
(Unaudited)

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years
Jeanine M.	Secretary	Indefinite	Senior Vice President and Counsel,
Bajczyk, Esq.		term	U.S. Bancorp Fund Services, LLC
(age 50)		since	(May 2006 to present).
615 E. Michigan St.		September
Milwaukee, WI		2015.
53202

Emily R.	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp
Enslow, Esq.	Secretary	term	Fund Services, LLC (July 2013 –
(age 28)		since	present); Proxy Voting Coordinator and
615 E. Michigan St.		September	Class Action Administrator, Artisan
Milwaukee, WI		2015.	Partners Limited Partnership
53202			(September 2012 – July 2013);
Legal Internship, Artisan Partners
Limited Partnership (February 2012 –
September 2012); J.D. Graduate,
Marquette University Law School
(2009-2012).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of September 30, 2015, the Trust was comprised of 47 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-855-743-6562.

SHENKMAN FUNDS

NOTICE TO SHAREHOLDERS
September 30, 2015

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-SHENKMAN (1-855-743-6562) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2015

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2015 is available without charge, upon request, by calling 1-855-SHENKMAN (1-855-743-6562). Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-855-SHENKMAN (1-855-743-6562).

Householding

In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-SHENKMAN (1-855-743-6562) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Federal Tax Distribution Information (Unaudited)

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Funds are as follows:

Shenkman Floating Rate High Income Fund	0.00%
Shenkman Short Duration High Income Fund	4.74%

SHENKMAN FUNDS

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Adviser

Shenkman Capital Management, Inc.
461 Fifth Avenue, 22nd Floor
New York, NY  10017

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(877) 273-8635

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY  10022-3205

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

SJ-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2015	FYE 9/30/2014
Audit Fees	$33,200	$19,900
Audit-Related Fees	N/A	N/A
Tax Fees	$6,600	$3,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2015	FYE 9/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2015	FYE 9/30/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*               /s/Douglas G. Hess
           Douglas G. Hess, President

Date     December 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/Douglas G. Hess
   Douglas G. Hess, President

Date     December 8, 2015

By (Signature and Title)*               /s/Cheryl L. King
    Cheryl L. King, Treasurer

Date     December 8, 2015

* Print the name and title of each signing officer under his or her signature